                                                                  EXECUTION COPY

                      UBS MORTGAGE LOAN PURCHASE AGREEMENT

          Mortgage Loan Purchase Agreement, dated as of April 17, 2008 (the
"Agreement"), between UBS Real Estate Securities Inc. (together with its successors and permitted assigns hereunder, the "Seller") and Structured Asset
Securities Corporation II (together with its successors and permitted assigns hereunder, the "Purchaser").

          The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") as provided herein. The Purchaser intends to deposit the Mortgage Loans, together with certain other multifamily and commercial mortgage loans (the "Other Loans";
and, together with the Mortgage Loans, the "Securitized Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be directly or indirectly evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates") to be identified as the LB-UBS
Commercial Mortgage Trust 2008-C1, Commercial Mortgage Pass-Through
Certificates, Series 2008-C1. One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund. The
Certificates will be issued pursuant to a Pooling and Servicing Agreement, to be dated as of April 11, 2008 (the "Pooling and Servicing Agreement"), between the
Purchaser, as depositor (the "Depositor"), Wachovia Bank, National Association,
as master servicer (the "Master Servicer"), CWCapital Asset Management LLC, as
special servicer (the "Special Servicer"), and LaSalle Bank National
Association, as trustee (the "Trustee"). Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing
Agreement, as in effect on the Closing Date.

          The Purchaser has entered into an Underwriting Agreement (the
"Underwriting Agreement"), dated as of the date hereof, with Lehman Brothers
Inc. ("Lehman"), UBS Securities LLC ("UBS-SEC") and Banc of America Securities
LLC ("BOA" and, together with Lehman and UBS-SEC in such capacity, the
"Underwriters"), whereby the Purchaser will sell to the Underwriters all of the
Certificates that are to be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Purchaser has also entered into a
Certificate Purchase Agreement (the "Certificate Purchase Agreement"), dated as of the date hereof, with Lehman and UBS-SEC (together in such capacity, the
"Placement Agents"), whereby the Purchaser will sell to the Placement Agents all of the remaining Certificates (other than the Residual Interest Certificates).

          In connection with the transactions contemplated hereby, the Seller, the Purchaser, the Underwriters and the Placement Agents have entered into an
Indemnification Agreement (the "Indemnification Agreement"), dated as of the date hereof.

          Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

          SECTION 1. Agreement to Purchase.

          The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans accepted by the Purchaser

pursuant to the terms hereof. The Mortgage Loans will have an aggregate principal balance of $516,747,893 (the "Initial UBS Pool Balance") as of the
close of business on the Cut-off Date, after giving effect to any and all payments of principal due thereon on or before such date, whether or not received. The purchase and sale of the Mortgage Loans shall take place on April
29, 2008 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The consideration for the Mortgage Loans shall consist of: (A) a cash amount equal to a percentage (mutually agreed upon by the parties hereto) of the Initial UBS Pool Balance, plus interest accrued on each
Mortgage Loan at the related Mortgage Rate (net of the related Administrative
Cost Rate), for the period from and including April 11, 2008 up to but not including the Closing Date, which cash amount shall be paid to the Seller or its designee by wire transfer in immediately available funds (or by such other method as shall be mutually acceptable to the parties hereto) on the Closing
Date; and (B) a 51.30992% Percentage Interest in each of the Class R-I, Class
R-II and Class R-III Certificates (all such Residual Interest Certificates, the
"Seller's Residual Interest Certificates").

          SECTION 2. Conveyance of Mortgage Loans.

          (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 and satisfaction or waiver of the conditions to closing set forth in Section 8, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller (other than the primary servicing rights) in and to the Mortgage Loans identified on the
Mortgage Loan Schedule as of such date. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the
Pooling and Servicing Agreement.

          (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date for each Mortgage Loan, but collected after such date, shall belong to, and be promptly remitted to, the Seller.

          (c) On or before the Closing Date, the Seller shall, on behalf of the initial Purchaser, deliver to and deposit with (i) the Trustee or a Custodian appointed thereby, a Mortgage File for each Mortgage Loan in accordance with the terms of, and conforming to the requirements set forth in, the Pooling and
Servicing Agreement, with copies of each Mortgage File to be delivered by the
Trustee to, upon request, the Master Servicer (at the expense of the Trustee), within 10 Business Days of such request; and (ii) the Master Servicer (or, at the direction of the Master Servicer, to the appropriate Sub-Servicer) or, in the case of a Mortgage Loan that is an Outside Serviced Trust Mortgage Loan (a
"Seller Outside Serviced Mortgage Loan"), the applicable Outside Servicer, all unapplied Escrow Payments and Reserve Funds in the possession or under the control of the Seller that relate to the Mortgage Loans. In addition, the Seller shall, in the case of each Seller Outside Serviced Mortgage Loan, deliver to and deposit with the Master Servicer, within 30 days of the Closing Date, a copy of the mortgage file that was delivered to the related Outside Trustee under the related Non Trust Mortgage Loan Securitization Agreement.

                                       -2-

          (d) The Seller shall retain, with respect to each Mortgage Loan
(except in the case of a Seller Outside Serviced Mortgage Loan), an Independent
third party (the "Recording Agent"), through which it shall: (i) as and in the manner provided in the Pooling and Servicing Agreement (and in any event within
45 days following the later of the Closing Date and the date on which all necessary recording information is available to the subject Recording Agent), submit for recording, or cause the submission for recording, in the applicable public office for real property records each related assignment of Mortgage and assignment of Assignment of Leases, in favor of, and delivered under clause
(a)(iv) of the definition of "Mortgage File" to the Trustee, and (ii) cause each such assignment of Mortgage and assignment of Assignment of Leases to be delivered to the Trustee following its return by the applicable public recording office; provided that, in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of
Leases, the Trustee shall obtain a certified copy of the recorded original. At least every 90 days after the Closing Date (or at additional times upon the request of the Master Servicer if reasonably necessary for the ongoing administration and/or servicing of the related Mortgage Loan by the Master
Servicer) and at the expense of the Seller, the Trustee shall forward to the
Master Servicer a copy of any of the aforementioned assignments of Mortgage and/or assignments of Assignment of Leases that have been received by the
Trustee. Notwithstanding the foregoing, the Seller may request the Trustee to submit for recording any of the assignments of Mortgage or assignments of
Assignment of Leases referred to in this paragraph, and in such event, the
Seller shall cause any such unrecorded document to be delivered to the Trustee.

          If any such assignment of Mortgage and/or assignment of Assignment of
Leases referred to in the preceding paragraph is lost or returned unrecorded because of a defect therein, then the Seller shall prepare or cause the preparation of a substitute therefor or cure such defect, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee (or, if the Mortgage Loan is then no longer subject to the
Pooling and Servicing Agreement, to the then holder of such Mortgage Loan).

          The Seller shall bear the out-of-pocket costs and expenses of all such recording and delivery contemplated in the preceding two paragraphs, including, without limitation, any out-of-pocket costs and expenses that may be incurred by the Trustee in connection with any such recording or delivery performed by the
Trustee at the Seller's request and the fees of the Recording Agent.

          In addition to the foregoing, pursuant to the Pooling and Servicing
Agreement, the Trustee shall retain an Independent Person (such Person, the
"Filing Agent"), pursuant to a letter agreement dated the Closing Date (the
"Filing Letter Agreement") between the Trustee, the Payee, the Depositor and the
Seller, and the Trustee shall, as and to the extent set forth in the Filing
Letter Agreement at the expense of Cadim TACH Inc. (the "Payee"), with respect to each Mortgage Loan (other than a Seller Outside Serviced Mortgage Loan), through the Filing Agent: (i) promptly (and in any event within 45 days following the later of the Closing Date and the date on which all necessary filing information is available to such Filing Agent) prepare and file, in the appropriate public office for UCC Financing Statements, an assignment of each
UCC Financing Statement delivered by the Seller (with respect to each Mortgage
Loan other than a Seller Outside Serviced Mortgage Loan), pursuant to clause
(a)(xiv) of the definition of "Mortgage File" or otherwise to the Trustee; and
(ii) cause each such assignment of UCC Financing Statement to be delivered to the Trustee following its return by the appropriate public filing office for UCC
Financing Statements, with copies of any such returned assignments to be delivered by the Trustee to the Master Servicer, at the expense of the Seller, at least every 90 days after the Closing Date (or at such additional times upon the request of the Master Servicer if reasonably necessary for the ongoing administration and/or servicing of the related Mortgage Loan by the Master
Servicer). Each assignment of UCC Financing Statement referred to in the prior sentence

                                       -3-

that is filed by or on behalf of the Trustee shall reflect that the file copy thereof should be returned to the Trustee or its agent following filing. The
Seller shall reasonably cooperate with the Trustee (and the Filing Agent) with respect to the filing of the assignments of UCC Financing Statements as described in this paragraph and shall forward to the Trustee filing confirmation, if any, received by the Seller in connection with assignments of
UCC Financing Statements filed in accordance with this paragraph.
Notwithstanding the foregoing, to the extent the Trustee provides the Payee, pursuant to the Filing Letter Agreement, with an invoice for the expenses (i)
reasonably to be incurred in connection with the preceding paragraph and (ii)
required to be paid by the Payee pursuant to the Filing Letter Agreement, and such expenses are not paid by the Payee in advance of such filings, the Trustee, at the expense of the Seller, shall only be required to cause the Filing Agent to file the assignments of UCC Financing Statements with respect to Mortgage
Loans secured by hotel or hospitality properties.

          (e) With respect to any Mortgage Loan (other than a Seller Outside
Serviced Mortgage Loan), the Seller shall, within 45 days of the Closing Date, deliver or caused to be delivered to the Master Servicer (or, at the direction of the Master Servicer, to the appropriate Sub-Servicer) the following documents
(other than any document that constitutes part of the Mortgage File for such
Mortgage Loan): copies of any final appraisal, final survey, final engineering report, final environmental report, opinion letters of counsel to the related mortgagor delivered in connection with the closing of such Mortgage Loan, escrow agreements, reserve agreements, organization documentation for the related mortgagor, organizational documentation for any related guarantor or indemnitor, if the related guarantor or indemnitor is an entity, insurance certificates or insurance review reports, leases for tenants representing 10% or more of the annual income with respect to the related Mortgaged Property, final seismic report and property management agreements, rent roll, property operating statement and financial statements for the related guarantor or indemnitor, cash management or lockbox agreement, zoning letters or zoning reports and the documents, if any, specifically set forth on Exhibit C hereto (collectively, the
"Mortgage Origination Documents"), but in each case, only if the subject document (a) was in fact obtained in connection with the origination of such
Mortgage Loan, (b) relates to the administration or servicing of such Mortgage
Loan, (c) is reasonably necessary for the ongoing administration and/or servicing of such Mortgage Loan by the Master Servicer or Special Servicer in
connection with its duties under the Pooling and Servicing Agreement, and (d) is in the possession or under the control of the Seller; provided that the Seller shall not be required to deliver any draft documents, privileged or other communications or correspondence, credit underwriting or due diligence analyses or information, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

          (f) After the Seller's transfer of the Mortgage Loans to the
Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Seller to the
Purchaser.

          (g) In connection with the obligations of the Master Servicer under the Pooling and Servicing Agreement, with regard to each Mortgage Loan (other than a Seller Outside Serviced Mortgage Loan) that is secured by the interests of the related Mortgagor in a hospitality property (identified on Schedule VI to the Pooling and Servicing Agreement) and each Mortgage Loan (other

                                       -4-

than a Seller Outside Serviced Mortgage Loan) that has a related guaranty of payment or letter of credit, the Seller shall deliver to and deposit with the
Master Servicer, on or before the Closing Date, any related franchise agreement, franchise comfort letter and the original of such guaranty of payment or letter of credit. Further, in the event, with respect to a Mortgage Loan (other than a
Seller Outside Serviced Mortgage Loan) with a related letter of credit, the
Master Servicer determines that a draw under such letter of credit has become necessary under the terms thereof prior to the assignment of such letter of credit having been effected in accordance with Section 3.01(e) of the Pooling and Servicing Agreement, the Seller shall, upon the written direction of the
Master Servicer, use its best efforts to make such draw or to cause such draw to be made on behalf of the Trustee.

          (h) Pursuant to the Pooling and Servicing Agreement, the Master
Servicer shall review the documents with respect to each Mortgage Loan delivered by the Seller pursuant to or as contemplated by Section 2(e) and provide the
Seller with a certificate (the "Master Servicer Certification") within 90 days of the Closing Date acknowledging: (i) its (or, if the Master Servicer has directed that such documents be delivered only to the applicable Sub-Servicer, the applicable Sub-Servicer's) receipt as of the date of the Master Servicer
Certification of such documents actually received, provided that such review shall be limited to identifying the document received, the Mortgage Loan to which it purports to relate, that it appears regular on its face and that it appears to have been executed (where appropriate); and (ii) in the event the
Seller has, in its sole discretion, elected to deliver a Mortgage Loan Checklist
(as defined in Section 5(b)(i)) with respect to any Mortgage Loan, its (or the appropriate Sub-Servicer's) receipt as of the date of the Master Servicer
Certification of such Mortgage Loan Checklist, provided that, if the Seller delivers a Mortgage Loan Checklist, as referred to in this clause (ii), on or prior to the 90th day following the Closing Date, then the Master Servicer may instead deliver the Master Servicer Certification within the later of (x) 90 days of the Closing Date and (y) five (5) Business Days of its receipt of such
Mortgage Loan Checklist. Notwithstanding anything to the contrary set forth herein, to the extent the Seller has not been notified in writing of its failure to deliver any document with respect to a Mortgage Loan required to be delivered pursuant to or as contemplated by Section 2(e) prior to the first anniversary of the date of the Master Servicer Certification, the Seller shall have no obligation to provide such document.

          (i) In addition, on the Closing Date, the Seller shall deliver to the
Master Servicer for deposit in the Pool Custodial Account the Initial Deposit relating to each Mortgage Loan that is an Initial Deposit Mortgage Loan.

          SECTION 3. Representations, Warranties and Covenants of Seller.

          (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

               (i) The Seller is duly organized or formed, as the case may be, validly existing and in good standing as a legal entity under the laws of the State of Delaware and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement.

                                       -5-

               (ii) This Agreement has been duly and validly authorized,
     executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A)
     bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and
     (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

               (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this
     Agreement will not (A) violate the Seller's organizational documents, (B)
     violate any law or regulation or any administrative decree or order to which the Seller is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound.

               (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder.

               (v) The Seller is not a party to or bound by any agreement or instrument or subject to any organizational document or any other corporate or limited liability company (as applicable) restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the
     Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this
     Agreement or that requires the consent of any third person to the execution and delivery of this Agreement by the Seller or the performance by the
     Seller of its obligations under this Agreement.

               (vi) Except for the recordation and/or filing of assignments and other transfer documents with respect to the Mortgage Loans, as contemplated by Section 2(d), no consent, approval, authorization or order of, registration or filing with, or notice to, any court or governmental agency or body, is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement; and no bulk sale law applies to such transactions.

               (vii) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement.

               (viii) No proceedings looking toward merger, liquidation,
     dissolution or bankruptcy of the Seller are pending or contemplated.

                                       -6-

          In addition, the Seller hereby further represents and warrants to, and covenants with, the Purchaser, as of the date hereof, that:

               (i) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the
     Mortgage Loans to the Purchaser, as provided herein, as a sale of the
     Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan). The consideration received by the Seller upon the sale of the
     Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller. After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the
     Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. The Mortgage Loans do not constitute all or substantially all of the assets of the Seller. The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

               (ii) The Seller will acquire the Seller's Residual Interest
     Certificates for its own account and not with a view to, or sale or transfer in connection with, any distribution thereof, in whole or in part, in any manner that would violate the Securities Act or any applicable state securities laws.

               (iii) The Seller understands that (A) the Seller's Residual
     Interest Certificates have not been and will not be registered under the
     Securities Act or registered or qualified under any applicable state securities laws, (B) neither the Purchaser nor any other party is obligated so to register or qualify the Seller's Residual Interest Certificates and
     (C) neither the Seller's Residual Interest Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless it is (1) registered pursuant to the Securities Act and registered or qualified pursuant to any applicable state securities laws or (2) sold or transferred in a transaction which is exempt from such registration and qualification and the Certificate Registrar has received the certifications and/or opinions of counsel required by the Pooling and Servicing Agreement.

               (iv) The Seller understands that it may not sell or otherwise transfer the Seller's Residual Interest Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 5.02 of the Pooling and
     Servicing Agreement, which provisions it has or, as of the Closing Date, will have carefully reviewed, and that the Seller's Residual Interest
     Certificates will bear legends that identify the transfer restrictions to which such Certificates are subject.

                                       -7-

               (v) Neither the Seller nor anyone acting on its behalf has (A)
     offered, transferred, pledged, sold or otherwise disposed of any Seller's
     Residual Interest Certificate, any interest in a Seller's Residual Interest
     Certificate or any other similar security to any person in any manner, (B)
     solicited any offer to buy or accept a transfer, pledge or other disposition of any Seller's Residual Interest Certificate, any interest in a Seller's Residual Interest Certificate or any other similar security from any person in any manner, (C) otherwise approached or negotiated with respect to any Seller's Residual Interest Certificate, any interest in a
     Seller's Residual Interest Certificate or any other similar security with any person in any manner, (D) made any general solicitation by means of general advertising or in any other manner, or (E) taken any other action, that (in the case of any of the acts described in clauses (A) through (E)
     above) would constitute a distribution of the Seller's Residual Interest
     Certificates under the Securities Act, would render the disposition of the
     Seller's Residual Interest Certificates a violation of Section 5 of the
     Securities Act or any state securities law or would require registration or qualification of the Seller's Residual Interest Certificates pursuant thereto. The Seller will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Seller's Residual Interest Certificates, any interest in the Seller's Residual Interest Certificates or any other similar security.

               (vi) The Seller has been furnished with all information regarding
     (A) the Purchaser, (B) the Seller's Residual Interest Certificates and
     distributions thereon, (C) the nature, performance and servicing of the
     Other Loans, (D) the Pooling and Servicing Agreement and the Trust Fund,
     and (E) all related matters, that it has requested.

               (vii) The Seller is either (a) a "qualified institutional buyer"
     within the meaning of Rule 144A under the Securities Act or (b) an
     "accredited investor" as defined in any of paragraphs (1), (2), (3) and (7)
     of Rule 501(a) under the Securities Act or an entity in which all its equity owners are "accredited investors" as defined in such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the
     Seller's Residual Interest Certificates. The Seller has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Seller is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

               (viii) The Seller is not a Plan and is not directly or indirectly acquiring the Seller's Residual Interest Certificates on behalf of, as named fiduciary of, as trustee of or with assets of a Plan.

               (ix) The Seller is a United States Tax Person and is not a
     Disqualified Organization.

          (b) The Seller hereby makes, for the benefit of the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or as of such other date expressly set forth therein, each of the representations and warranties set forth on Exhibit B hereto.

          (c) The Seller intends to transfer the Seller's Residual Interest
Certificates to Citigroup Global Markets Inc. on or about the Closing Date; and, in connection therewith, the Seller will comply with all of the requirements of
Section 5.02 of the Pooling and Servicing Agreement, as in effect on the Closing
Date, and applicable law. The Seller hereby directs the Purchaser to cause the
Seller's Residual Interest Certificates to be registered in the name of
Citigroup Global Markets Inc. upon initial issuance.

                                       -8-

          SECTION 4. Representations and Warranties of the Purchaser.

          In order to induce the Seller to enter into this Agreement, the
Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

               (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The
     Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage
     Loans to the Trustee.

               (ii) This Agreement has been duly and validly authorized,
     executed and delivered by the Purchaser and, assuming due authorization, execution and delivery hereof by the Seller, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A)
     bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and
     (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

               (iii) The execution and delivery of this Agreement by the
     Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Purchaser is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound.

               (iv) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

               (v) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the
     Purchaser, as provided herein, as a sale of the Mortgage Loans to the
     Purchaser in exchange for the consideration specified in Section 1.

          SECTION 5. Notice of Breach; Cure; Repurchase.

          (a) If the Seller receives written notice with respect to any Mortgage
Loan (i) that any document constituting a part of the related Mortgage File pursuant to clauses (a)(i) through (a)(xiii) (or, in the case of a Seller
Outside Serviced Mortgage Loan, clause(b)(i)) of the definition of Mortgage File or a document, if any, specifically set forth on Exhibit D hereto, has not been executed (if applicable) or is missing (a "Document Defect") or (ii) of a breach of any of the Seller's representations and warranties

                                       -9-

made pursuant to Section 3(b) hereof (each such breach, a "Breach") relating to any Mortgage Loan, and such Document Defect or Breach, as of the date specified in Section 5(b)(ii) hereof, materially and adversely affects the value of the
Mortgage Loan, then such Document Defect shall constitute a "Material Document
Defect" or such Breach shall constitute a "Material Breach", as the case may be.
Then, following receipt by the Seller of a Seller/Depositor Notification with respect to such Material Document Defect or Material Breach, as the case may be, the Seller shall (subject to Sections 5(f), (g) and (h) hereof), (A) not later than 90 days after (1) the Seller and the Purchaser have agreed upon the existence of such Material Document Defect or Material Breach or (2) a court of competent jurisdiction makes a final non-appealable determination that a
Material Document Defect or Material Breach exists, or (B) in the case of a
Material Document Defect or Material Breach that affects whether a Mortgage Loan was, as of the Closing Date, is or will continue to be a "qualified mortgage"
within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days following the discovery by any party of such Material Document
Defect or Material Breach (either such 90-day period referred to in the case of clause (A) or (B) above, as applicable, the "Initial Resolution Period"): (i)
cure such Material Document Defect or Material Breach, as the case may be, in all material respects (which cure shall include payment of any out-of-pocket expenses that are reasonably incurred and directly attributable to pursuing such a claim based on such Material Document Defect or Material Breach associated therewith), or (ii) if such Material Document Defect or Material Breach, as the case may be, cannot be cured within the Initial Resolution Period, repurchase the affected Mortgage Loan (or the related Mortgaged Property) from, and in accordance with the directions of, the Purchaser or its designee, at a price equal to the Purchase Price; provided that if (a) such Material Breach or
Material Document Defect, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period, (b) any such Material Breach or
Material Document Defect, as the case may be, does not affect whether the
Mortgage Loan was, as of the Closing Date, is or will continue to be a Qualified
Mortgage, (c) the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and (d) the Seller shall have delivered to the Purchaser a certification executed on behalf of the Seller by an officer thereof confirming that such Material Breach or Material Document
Defect, as the case may be, is not capable of being cured within the applicable
Initial Resolution Period, setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be cured within an additional period not to exceed 90 days beyond the end of the
Initial Resolution Period then the Seller shall have such additional 90-day period, the "Resolution Extension Period"), to complete such cure or, failing such, to repurchase the affected Mortgage Loan (or the related Mortgaged
Property); and provided, further, that, if any such Material Document Defect is still not cured after the Initial Resolution Period and any such applicable
Resolution Extension Period solely due to the failure of the Seller to have received a recorded document, then the Seller shall be entitled to continue to defer its cure and repurchase obligations in respect of such Material Document
Defect so long as the Seller certifies to the Purchaser every six months thereafter that the Material Document Defect is still in effect solely because of its failure to have received the recorded document and that the Seller is diligently pursuing the cure of such defect (specifying the actions being taken). The parties acknowledge that neither delivery of a certification or schedule of exceptions to the Seller pursuant to Section 2.02(b) of the Pooling and Servicing Agreement or otherwise nor possession of such certification or schedule by the Seller shall, in and of itself, constitute delivery of notice of any Material Document Defect or Material Breach or knowledge or awareness by the
Seller of any Material Document Defect or Material Breach.

                                      -10-

          If, during the period of deferral by the Seller of its cure and repurchase obligations as contemplated by the last proviso of the penultimate sentence of the preceding paragraph, the Mortgage Loan that is the subject of the Material Document Defect either becomes a Specially Serviced Mortgage Loan or becomes the subject of a proposed or actual assumption of the obligations of the related Mortgagor under such Mortgage Loan, then, following receipt by the
Seller of a Seller/Depositor Notification providing notice of such event, the
Seller shall cure the subject Material Document Defect within the time period specified in such Seller/Depositor Notification. If, upon the expiration of such period, the Seller has failed to cure the subject Material Document Defect, the
Master Servicer or the Special Servicer, as applicable, shall be entitled (but not obligated) to perform the obligations of the Seller with respect to curing the subject Material Document Defect and, in the event of such an election, the
Seller shall pay all reasonable actual out-of-pocket costs and expenses in connection with the applicable servicer's effecting such cure.

          (b) (i) Provided that the Seller provides a materially complete and accurate list of the Mortgage Origination Documents applicable to each Mortgage
Loan (a "Mortgage Loan Checklist") within 90 days of the Closing Date, then all
Seller/Depositor Notifications relative to Material Document Defects with respect to such Mortgage Loan must be given within 12 months of the first anniversary of the later of (a) the initial Custodial Certification given pursuant to the Pooling and Servicing Agreement and (b) the date of delivery of the related Mortgage Loan Checklist. Nothing in this Section 5(b)(i) shall be construed to obligate the Seller to deliver a Mortgage Loan Checklist with respect to any Mortgage Loan and in the event the Seller, in its sole discretion, delivers a Mortgage Loan Checklist in respect of any Mortgage Loan, the delivery thereof shall not give rise to any liability whatsoever on the part of the Seller to the Purchaser, the Trustee or any other Person.

               (ii) Provided that any Seller/Depositor Notification with respect to a Material Document Defect or Material Breach is received by the Seller in accordance with the provisions of the Pooling and Servicing Agreement, within 24 months of the Closing Date, the material and adverse effect of the related Document Defect or Breach shall be determined as of the date of the Pooling and Servicing Agreement. After the expiration of 24 months following the Closing Date, the material and adverse effect of any Document
     Defect or Breach that was not the subject of another Seller/Depositor
     Notification received by the Seller (in accordance with the provisions of the Pooling and Servicing Agreement) within 24 months of the Closing Date, shall be determined as of the date of such Seller/Depositor Notification.

               (iii) In the event the Seller is obligated to repurchase any
     Mortgage Loan pursuant to this Section 5, such obligation shall extend to any successor REO Mortgage Loan with respect thereto as to which (A) the subject Material Breach existed as to the subject predecessor Mortgage Loan prior to the date the related Mortgaged Property became an REO Property or within 90 days thereafter, and (B) as to which the Seller had received, no later than 90 days following the date on which the related Mortgaged
     Property became an REO Property, a Seller/Depositor Notification from the
     Trustee regarding the occurrence of the applicable Material Breach and directing the Seller to repurchase the subject Mortgage Loan.

          (c) If one or more (but not all) of the Mortgage Loans constituting a
Cross-Collateralized Group are to be repurchased by the Seller as contemplated by Section 5(a), then, prior to the subject repurchase, the Seller or its designee shall use reasonable efforts, subject to the terms of the related
Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the

                                      -11-

related Mortgagor and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loans in such
Cross-Collateralized Group that are to be repurchased, on the one hand, and the remaining Mortgage Loans therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto; provided that, if such Cross-Collateralized Group is still subject to the Pooling and Servicing
Agreement, then no such termination shall be effected unless and until (i) the
Purchaser or its designee has received from the Seller (A) an Opinion of Counsel to the effect that such termination will not cause an Adverse REMIC Event to occur with respect to any REMIC Pool or an Adverse Grantor Trust Event with respect to the Grantor Trust and (B) written confirmation from each Rating
Agency that such termination will not cause an Adverse Rating Event to occur with respect to any Class of Certificates and (ii) the Controlling Class
Representative (if one is acting) has consented (which consent shall not be unreasonably withheld and shall be deemed to have been given if no written objection is received by the Seller within 10 Business Days of the Controlling
Class Representative's receipt of a written request for such consent); and
provided, further, that the Seller may, at its option, purchase the entire
Cross-Collateralized Group in lieu of terminating the cross-collateralization.
All costs and expenses incurred by the Purchaser or its designee pursuant to this paragraph shall be included in the calculation of Purchase Price for the
Mortgage Loan(s) to be repurchased. If the cross-collateralization of any
Cross-Collateralized Group is not or cannot be terminated as contemplated by this paragraph, then, for purposes of (i) determining whether the subject Breach or Document Defect, as the case may be, materially and adversely affects the value of any one or more Mortgage Loans in such Cross-Collateralized Group, and
(ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

          (d) It shall be a condition to any repurchase of a Mortgage Loan by the Seller pursuant to this Section 5 that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the
Seller (or as otherwise required to be prepared, executed and delivered under the Pooling and Servicing Agreement), in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such
Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder. If any Mortgage Loan is to be repurchased as contemplated by this Section 5, the Seller shall amend the
Mortgage Loan Schedule to reflect the removal of such Mortgage Loan and shall forward such amended schedule to the Purchaser.

          (e) Any repurchase of a Mortgage Loan pursuant to this Section 5 shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Breach or
Document Defect. It is understood and agreed that the obligations of the Seller set forth in this Section 5 constitute the sole remedies available to the
Purchaser with respect to any Breach or Document Defect.

          (f) Notwithstanding the foregoing, if there exists a Breach of that portion of the representation or warranty on the part of the Seller set forth in, or made pursuant to, paragraph (xlviii) of Exhibit B to this Agreement, specifically relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document for any Mortgage Loan requires the related
Mortgagor to bear the reasonable costs and expenses associated with the subject matter of such representation or warranty, as set forth in such representation or warranty, then the Purchaser or its designee will direct the Seller in writing to wire transfer to the Custodial Account, within 90 days of receipt of such direction, the amount

                                      -12-

of any such reasonable costs and expenses incurred by the Trust that (i) are due from the Mortgagor, (ii) otherwise would have been required to be paid by the
Mortgagor if such representation or warranty with respect to such costs and expenses had in fact been true, as set forth in the related representation or warranty, (iii) have not been paid by the Mortgagor, (iv) are the basis of such
Breach and (v) constitute "Covered Costs". Upon payment of such costs, the
Seller shall be deemed to have cured such Breach in all respects. Provided that such payment is made, this paragraph describes the sole remedy available to the
Purchaser regarding any such Breach, regardless of whether it constitutes a
Material Breach, and the Seller shall not be obligated to otherwise cure such
Breach or repurchase the affected Mortgage Loan under any circumstances. Amounts deposited in the Pool Custodial Account pursuant to this paragraph shall constitute "Liquidation Proceeds" for all purposes of the Pooling and Servicing
Agreement (other than Section 3.11(c) of the Pooling and Servicing Agreement).

          (g) Subject to Section 5(f) and the last three sentences of this paragraph, if the Seller determines that a Material Breach (other than a
Material Breach of a representation or warranty on the part of the Seller set forth in and made pursuant to paragraph (xvii) of Exhibit B to this Agreement)
or a Material Document Defect with respect to a Mortgage Loan is not capable of being cured in accordance with Section 5(a), then in lieu of repurchasing such
Mortgage Loan the Seller may, at its sole option, pay a cash amount equal to the loss of value (each such payment, a "Loss of Value Payment") with respect to such Mortgage Loan, which loss of value is directly attributed to such Material
Breach or Material Document Defect, as the case may be. The amount of each such
Loss of Value Payment shall be determined either (i) by mutual agreement of the
Special Servicer on behalf of the Trust with respect to the subject Material
Breach or Material Document Defect, as the case may be, and the Seller, or (ii)
by judicial decision; provided that, in the event there is a legal action for determining the existence of a Material Breach or a Material Document Defect with respect to any Mortgage Loan, such legal action must also include a determination of the amount of the loss of value to such Mortgage Loan directly attributed to such Material Breach or such Material Document Defect, as the case may be. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Material Breach or Material
Document Defect and the Seller shall not be obligated to otherwise cure such
Material Breach or Material Document Defect or repurchase the affected Mortgage
Loan based on such Material Breach or Material Document Defect under any circumstances. Notwithstanding the foregoing provisions of this Section 5(g), if
95% or more of the loss of value to a Mortgage Loan was caused by a Material
Breach or Material Document Defect, which Material Breach or Material Document
Defect is not capable of being cured, this Section 5(g) shall not apply and the
Seller shall be obligated to repurchase the affected Mortgage Loan at the applicable Purchase Price in accordance with Section 5(a). Furthermore, the
Seller shall not have the option of delivering Loss of Value Payments in connection with any Material Breach relating to a Mortgage Loan's failure to be a Qualified Mortgage. In the event there is a Loss of Value Payment made by the
Seller in accordance with this Section 5(g), the amount of such Loss of Value
Payment shall be deposited into the Loss of Value Reserve Fund to be applied in accordance with Section 3.05(e) of the Pooling and Servicing Agreement.

          In the event the amount of any Loss of Value Payment is determined by judicial decision, then such Loss of Value Payment shall also include the payment of any costs and expenses (including costs incurred in establishing the amount of any related loss of value to the subject Mortgage Loan, including reasonable legal fees) that are reasonably incurred in good faith by the Master
Servicer, the Special Servicer and/or the Trustee (on behalf of the Trust) in enforcing the rights of the Trust against the Seller with respect to the subject
Material Breach or Material Document Defect, as the case may be; provided that, in the event the Seller tenders a loss of value payment in a specified amount in connection

                                      -13-

with a Material Breach or Material Document Defect, as the case may be, prior to the institution of legal proceedings and that offer is rejected and an amount equal to or less than the loss of value payment originally tendered by the
Seller is ultimately determined by judicial decision to be the actual amount of the Loss of Value Payment attributed to such Material Breach or Material
Document Defect, as the case may be, then that Loss of Value Payment shall not include the payment of any costs or expenses incurred in enforcing the rights of the Trust against the Seller with respect to the subject Material Breach or
Material Document Defect, as the case may be; provided, further, that if the
Special Servicer request a loss of value payment from the Seller of a specified amount in connection with a Material Breach or Material Document Defect, as the case may be, and the Seller refuses to pay that amount and an amount equal to or greater than the loss of value payment originally requested by the Special
Servicer is ultimately determined by judicial decision to be the actual Loss of
Value Payment attributable to such Material Document Defect or Material Breach, then that Loss of Value Payment shall also include the payment of any costs or expenses reasonably incurred in good faith in enforcing the rights of the Trust against the Seller with respect to the subject Material Breach or Material
Document Defect, as the case may be; and provided, further, that, if the Seller tenders a loss of value payment in connection with a Material Breach or Material
Document Defect, as the case may be, in a specified amount, and the Special
Servicer rejects such tender and requests a greater loss of value payment amount, and an amount in between the respective amounts tendered and requested is ultimately determined by judicial decision to be the actual Loss of Value
Payment attributable to such Material Breach or Material Document Defect, as the case may be, then that Loss of Value Payment shall also include the payment of an amount equal to the product of (i) all costs and expenses reasonably incurred in connection with that judicial determination, multiplied by (ii) a fraction, the numerator of which is the excess of the amount determined by judicial decision over the amount tendered by the Seller, and the denominator of which is the excess of the amount requested by the Special Servicer over the amount tendered by the Seller. Notwithstanding the foregoing, in the event any Loss of
Value Payment is determined by the parties hereto by mutual agreement (and not by a judicial decision), that Loss of Value Payment shall not include any costs and expenses incurred by the Master Servicer, the Special Servicer or the
Trustee unless such costs and expenses were specifically included in such mutual agreement.

          (h) Notwithstanding the foregoing, if there exists a Material Breach of the representation or warranty on the part of the Seller set forth in and made pursuant to paragraph (xvii) of Exhibit B to this Agreement, and the subject Mortgage Loan becomes a Qualified Mortgage prior to the expiration of the Initial Resolution Period applicable to a Material Document Defect or
Material Breach that affects whether a Mortgage Loan is a Qualified Mortgage, and without otherwise causing an Adverse REMIC Event or an Adverse Grantor Trust
Event, then such breach will be cured and the Seller will not be obligated to repurchase or otherwise remedy such Breach.

          SECTION 6. Defeasance Serviced Trust Mortgage Loans; Early Defeasance
Trust Mortgage Loans.

          (a) With respect to any Mortgage Loan that is a Defeasance Serviced
Trust Mortgage Loan, to the extent the related Mortgage Loan documents expressly grant the lender or its designee the right to appoint a successor borrower (or words of similar import) thereunder in connection with a defeasance, the
Purchaser hereby designates the Seller as its designee with respect to the exercise of, and hereby grants to the Seller the right, in its capacity as designee of the Purchaser as holder of the subject Serviced Trust Mortgage Loan, to exercise, the right and/or obligation of the lender under the related
Mortgage Loan documents to appoint a "successor borrower" (as defined under the related Mortgage

                                      -14-

Loan documents) or words of similar import, to hold and pledge the related
Defeasance Collateral in the event a related Mortgagor exercises its right pursuant to the related Mortgage Loan documents to defease the subject Serviced
Trust Mortgage Loan and obtain the release of all or a portion of the related
Mortgaged Property from the lien of the related Mortgage (provided that such rights and/or obligations as successor borrower shall be exercised in accordance with customary terms and costs). In connection with the foregoing, if the
Purchaser or its assignee, as holder of the subject Defeasance Serviced Trust
Mortgage Loan, receives written notice from the related Mortgagor that it intends to defease the subject Serviced Trust Mortgage Loan in accordance with the related Mortgage Loan documents, then the Purchaser or its assignee, as the case may be, shall send a copy of such written notice to the Seller or (if the
Seller has notified the Purchaser or such assignee, as the case may be, in writing that it has appointed a designee and has provided such party with such designee's contact information for any notice required in connection therewith)
the Seller's designee, promptly after receipt of such written notice. If, however, the Master Servicer, in accordance with the Servicing Standard, determines that neither the Seller nor its designee is performing the duties related to the appointment of a successor borrower in a timely manner and/or in accordance with the provisions of the related Mortgage Loan documents (after the
Seller and such designee having been provided with written notice in accordance with this paragraph and a reasonable period of time (which shall not be less than five (5) Business Days) to perform such duties), then the Master Servicer
(or a designee of the Master Servicer) shall, in accordance with Section 3.20(k)
of the Pooling and Servicing Agreement, itself perform those obligations under the related Mortgage Loan documents in accordance with the Servicing Standard, applicable law and the related Mortgage Loan documents, and thereupon the appointment of the Seller or its designee in connection therewith shall be null and void. In the event, with respect to a Mortgage Loan that is a Defeasance
Serviced Trust Mortgage Loan, the Seller, the Master Servicer or a designee of the Seller or the Master Servicer actually appoints a successor borrower in accordance with the related Mortgage Loan documents and the foregoing provisions of this paragraph and the relevant portion or all, as applicable, of the subject
Mortgaged Property is released from the lien of the related Mortgage, then, to the extent provided under the related Mortgage Loan documents, such successor borrower shall succeed to all of the rights and obligations of the original
Mortgagor under such Serviced Trust Mortgage Loan. In the event the Seller, by written notice to Purchaser or its assignee, designates a third party to exercise its rights under this paragraph and provides contact information therefor, the Purchaser or its designee, the Trustee and the Master Servicer shall be entitled to rely on such notice and, in such event, all notices required to be delivered to the Seller pursuant to this paragraph shall be delivered to the Seller's designee.

          (b) If the Purchaser or the Master Servicer notifies the Seller that the Mortgagor under any of the Mortgage Loans that are Early Defeasance Trust
Mortgage Loans (i) intends to defease such Early Defeasance Trust Mortgage Loan in whole on or before the second anniversary of the Closing Date and the amount tendered by such Mortgagor to defease such Early Defeasance Trust Mortgage Loan
(in accordance with the related loan documents) is less than the Purchase Price that would be applicable in the event of a repurchase of such Mortgage Loan pursuant to or as otherwise contemplated by Section 5(a), or (ii) intends to partially defease such Early Defeasance Trust Mortgage Loan on or prior to the second anniversary of the Closing Date, or (iii) intends to defease such Early
Defeasance Trust Mortgage Loan in whole on or before the second anniversary of the Closing Date and such Mortgagor is to tender Defeasance Collateral or such other collateral as is permitted in connection with a defeasance under the related loan documents that does not constitute a cash amount equal to or greater than the Purchase Price set forth in clause (i) above in this paragraph, then the Seller shall promptly repurchase such Mortgage Loan at a price equal to
(A) the related Purchase Price and (B) the amount, if any, by which the proceeds from any cash defeasance deposit exceeds the related Purchase Price, in accordance with the directions of the Master Servicer on a whole loan, servicing released basis.

                                      -15-

          Upon the repurchase of a Mortgage Loan that is an Early Defeasance
Trust Mortgage Loan pursuant to Section 5 and/or this Section 6, the Purchaser shall effect a "qualified liquidation" of the related Loan REMIC in accordance with the REMIC Provisions. The Seller hereby agrees to pay all reasonable costs and expenses, including the costs of any opinions of counsel under the Pooling and Servicing Agreement, in connection with any such "qualified liquidation" of the related Loan REMIC in accordance with the REMIC Provisions.

          SECTION 7. Closing.

          The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Thacher Proffitt & Wood, LLP, 2 World Financial Center,
New York, New York 10281 at 10:00 a.m., New York City time, on the Closing Date.

          The Closing shall be subject to each of the following conditions:

          (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement, and all of the representations and warranties of the Purchaser set forth in Section 4 of this
Agreement, shall be true and correct in all material respects as of the Closing
Date;

          (b) Insofar as it affects the obligations of the Seller hereunder, the
Pooling and Servicing Agreement shall be in a form mutually acceptable to the
Purchaser and the Seller;

          (c) All documents specified in Section 8 of this Agreement (the
"Closing Documents"), in such forms as are reasonably acceptable to the
Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (d) The Seller shall have delivered and released to the Trustee (or a
Custodian on its behalf), the Master Servicer and the Special Servicer all documents and funds required to be delivered to the Trustee, the Master Servicer and the Special Servicer, respectively, pursuant to Section 2 of this Agreement;

          (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

          (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

          (g) Neither the Underwriting Agreement nor the Certificate Purchase
Agreement shall have been terminated in accordance with its terms.

                                      -16-

          All parties hereto agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

          SECTION 8. Closing Documents.

          The Closing Documents shall consist of the following:

          (a) This Agreement duly executed by the Purchaser and the Seller;

          (b) The Pooling and Servicing Agreement duly executed by the parties thereto;

          (c) The Indemnification Agreement duly executed by the parties thereto;

          (d) Certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement and in the
Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii)
the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

          (e) An Officer's Certificate from an officer of the Seller, in his or her individual capacity, dated the Closing Date, and upon which the initial
Purchaser, the Underwriters and the Placement Agents may rely, to the effect that each individual who, as an officer or representative of the Seller signed this Agreement, the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or in the Indemnification Agreement, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

          (f) As certified by an officer of the Seller, true and correct copies of (i) the resolutions of the board of directors authorizing the Seller's entering into the transactions contemplated by this Agreement and the
Indemnification Agreement, (ii) the organizational documents of the Seller, and
(iii) a certificate of good standing of the Seller, issued by the Secretary of
State of the State of Delaware not earlier than 10 days prior to the Closing
Date;

          (g) A favorable opinion of Cadwalader, Wickersham & Taft ("CWT"), special counsel to the Seller, substantially in the form attached hereto as
Exhibit C-1, dated the Closing Date and addressed to the initial Purchaser, the
Underwriters, the Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement, together with such other opinions of CWT as may be required by the Rating Agencies in connection with the transactions contemplated hereby;

          (h) An Officer's Certificate from an officer of the Seller, in his or her individual capacity, delivered in connection with the opinion of CWT to be delivered pursuant to Section 8(g), in form and substance satisfactory to the addressees of such opinion and upon which such addressees may rely;

                                      -17-

          (i) In connection with the initial issuance of the Seller's Residual
Interest Certificates, a Transfer Affidavit and Agreement in the form contemplated by the Pooling and Servicing Agreement from Seller and from the transferee of the Seller;

          (j) In the event any of the Certificates are mortgage related securities within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended, a Certificate of the Seller regarding origination of the
Mortgage Loans by specified originators as set forth in Section 3(a)(41) of the
Securities Exchange Act of 1934, as amended;

          (k) A favorable opinion of in-house counsel to the Seller, substantially in the form attached hereto as Exhibit C-2, dated the Closing Date and addressed to the initial Purchaser, the Underwriters, the Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and
Servicing Agreement; and

          (l) Such further certificates, opinions and documents as the Purchaser may reasonably request.

          SECTION 9. Costs.

          The Seller shall pay its Allocable Share (or such other amount as is agreed to by the Purchaser) of all reasonable out-of-pocket costs and expenses incurred by the Seller, the initial Purchaser, the Underwriters, the Placement
Agents and the sellers of the Other Loans to the Purchaser in connection with the securitization of the Securitized Loans and the other transactions contemplated by this Agreement, the Underwriting Agreement and the Certificate
Purchase Agreement. "Allocable Share" shall mean a fraction (expressed as a percentage), the numerator of which is the aggregate outstanding principal balance of the Mortgage Loans as of the date of determination, and the denominator of which is the aggregate outstanding principal balance of all of the Securitized Loans on such date of determination. In addition to the foregoing, the Seller shall pay, upon request of the subject Outside Master and/or Outside Special Servicer, all reasonable costs and expenses related to the provision by the Outside Master Servicer and the Outside Special Servicer
for the Sears Tower Trust Mortgage Loan to the Depositor and any underwriters of such opinion(s) of counsel, certifications and/or indemnification agreement(s)
related to the updated description referred in Section 3.30(a) of the related
Outside Servicing Agreement with respect to such party and in connection with the information concerning such party in the Prospectus Supplement and/or any other disclosure materials relating to the securitization of the Sears Tower
Trust Mortgage Loan.

          SECTION 10. Grant of a Security Interest.

          The parties hereto agree that it is their express intent that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in
Section 2 be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the
Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then it is the express intent of the parties that: (i) such conveyance shall be deemed to be a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the
Seller; (ii) this Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (iii)
the conveyance provided for in Section 2 shall be deemed to

                                      -18-

be a grant by the Seller to the Purchaser of a security interest in all of the
Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (iv) the assignment to the Trustee of the interest of the Purchaser in and to the
Mortgage Loans shall be deemed to be an assignment of any security interest created hereunder; (v) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes for the
Mortgage Loans, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 of the applicable Uniform Commercial Code; and (vi)
notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from such persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable)
of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement; and, in
connection with the foregoing, the Seller authorizes the Purchaser to file any and all appropriate Uniform Commercial Code financing statements.

          SECTION 11. Notices.

          All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice hereunder to the other parties. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

          SECTION 12. Representations, Warranties and Agreements to Survive
Delivery.

          All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by the initial Purchaser to the Trustee).

          SECTION 13. Severability of Provisions.

          Any part, provision, representation, warranty or covenant of this
Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not

                                      -19-

invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

          SECTION 14. Counterparts.

          This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

          SECTION 15. GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT
WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED, MADE AND TO BE PERFORMED ENTIRELY
IN SAID STATE. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, THE SELLER
AND THE PURCHASER EACH HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY
NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY, TO THE EXCLUSION OF
ALL OTHER COURTS, WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS
AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING
SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS, TO THE
EXCLUSION OF ALL OTHER COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE
DEFENSE OF AN INCONVENIENT FORUM IN CONNECTION WITH SUCH ACTION OR PROCEEDING
COMMENCED IN SUCH NEW YORK STATE OR FEDERAL COURTS; AND (IV) AGREES THAT A FINAL
JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE
ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER
PROVIDED BY LAW; PROVIDED, THAT IN THE EVENT NEITHER A NEW YORK STATE NOR A
FEDERAL COURT SITTING IN NEW YORK IN WHICH AN ACTION OR PROCEEDING HAS BEEN DULY
AND PROPERLY COMMENCED BY ANY PARTY TO THIS AGREEMENT REGARDING A MATTER ARISING
OUT OF OR RELATING TO THIS AGREEMENT HAS REFUSED TO ACCEPT JURISDICTION OVER OR
OTHERWISE HAS NOT ACCEPTED SUCH ACTION OR PROCEEDING WITHIN, IN THE CASE OF EACH
SUCH COURT, 60 DAYS OF THE COMMENCEMENT OR FILING THEREOF, THEN THE WORDS "TO
THE EXCLUSION OF ALL OTHER COURTS" IN CLAUSE (I) AND CLAUSE (II) OF THIS
SENTENCE SHALL NOT APPLY WITH REGARD TO SUCH ACTION OR PROCEEDING AND THE
REFERENCE TO "SHALL" IN CLAUSE (II) OF THIS SECTION SHALL BE DEEMED TO BE "MAY".

          SECTION 16. Further Assurances.

          The Seller and the Purchaser each agrees to execute and deliver such instruments and take such further actions as any other such party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

                                      -20-

          SECTION 17. Successors and Assigns.

          The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the
Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the
Seller hereunder. The Purchaser has the right to assign its interest under this
Agreement, in whole or in part, as may be required to effect the purposes of the
Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser.
Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their respective successors and permitted assigns.

          SECTION 18. Amendments.

          No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, unless the Seller has consented to such amendment or modification in writing.

                                      -21-

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        SELLER

                                        UBS REAL ESTATE SECURITIES INC.

                                        By: /s/ Nicholas Galeone
                                            ------------------------------------
                                            Name: Nicholas Galeone
                                            Title: Director

                                        By: /s/ Henry Chung
                                            ------------------------------------
                                            Name: Henry Chung
                                            Title: Executive Director

                                        Address for Notices:

                                        1285 Avenue of the Americas, 11th Floor
                                        New York, New York 10019
                                        Attention: Mark Green
                                        Telecopier No.: (212) 713-2631

                                        with a copy to:

                                        Cadwalader, Wickersham & Taft LLP
                                        One World Financial Center
                                        New York, New York 10281
                                        Attention: Anna Glick, Esq.
                                        Telecopier No.: (212) 713-1153

               LB-UBS 2008-C1 UBS MORTGAGE LOAN PURCHASE AGREEMENT

                                        PURCHASER

                                        STRUCTURED ASSET SECURITIES
                                        CORPORATION II

                                        By: /s/ David Nass
                                            -----------------------------------
                                            Name: David Nass
                                            Title: Vice President

                                        Address for Notices:

                                        Structured Asset Securities
                                        Corporation II
                                        745 Seventh Avenue
                                        New York, New York 10019
                                        Attention: Scott Lechner
                                        Telecopier No.: (646) 758-4203

               LB-UBS 2008-C1 UBS MORTGAGE LOAN PURCHASE AGREEMENT

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                                 (SEE ATTACHED)

                                    Exh. A-1

                                                                                                                  CUT-OFF DATE
CONTROL                                                                                                              BALANCE
  NO.           PROPERTY NAME                       ADDRESS                          CITY           STATE   ZIP        ($)
--------------------------------------------------------------------------------------------------------------------------------

   2     Chevy Chase Center          5425 Wisconsin Avenue                  Chevy Chase              MD    20815   116,628,806
   3     Regions Harbert Plaza       1901 Sixth Avenue North                Birmingham               AL    35203    91,000,000
   4     Westin Charlotte            601 South College Street               Charlotte                NC    28202    75,250,000
   5     Computer Sciences Building  7900 Harkins Road                      Lanham                   MD    20706    73,243,000
   8     Sutton Plaza                Route 206 and Flanders Bartley Road    Mount Olive Township     NJ    07836    26,937,452
  12     Sears Tower                 233 South Wacker Drive                 Chicago                  IL    60606    20,000,000
  16     Home Depot - Vallejo, CA    5180 Sonoma Boulevard                  Vallejo                  CA    94589    16,000,000
  17     Walgreens - North Andover   SEC Turnpike and Waverly Road          North Andover            MA    01845    13,390,000
  22     Best Western Harrisburg     815 Eisenhower Boulevard               Lower Swatara Township   PA    17057    11,155,135
  26     Banco Popular - Bronx       2923-2927 3rd Avenue                   Bronx                    NY    10455     8,860,000
  27     Walgreens - Worcester       Grafton Street & Penn Avenue           Worcester                MA    01604     8,330,000
  28     Chestnut Hill Centre        8223-8229 Germantown Avenue            Philadelphia             PA    19118     8,160,000
  29     Walgreens - Staten Island   1579 Forest Avenue                     Staten Island            NY    10302     7,425,000
  34     Walgreens - Windham         741 Roosevelt Trail                    Windham                  ME    04062     6,596,000
  35     Walgreens - New Bedford     NEC Phillips Road and Acushnet Avenue  New Bedford              MA    02745     6,564,000
  36     Walgreens - Yarmouth        Route 28 & Forest Street               Yarmouth                 MA    02664     6,063,000
  37     Walgreens - Hampstead       288 Sandown Road                       East Hampstead           NH    03826     5,804,000
  38     Walgreens - Woodbury        SWC Broad Street & Penn Street         Woodbury                 NJ    08096     5,760,000
  44     Walgreens - Clarence        6785 Transit Road                      Clarence                 NY    14051     4,114,000
  47     Friendly Storage            3969 Boat Club Road                    Lake Worth               TX    76135     3,185,000
  54     4258 Main Street            4258 Main Street                       Philadelphia             PA    19127     2,282,500

           MONTHLY                 REMAINING                   REMAINING    INTEREST   ADMINISTRATIVE   OUTSIDE
CONTROL      DEBT     MORTGAGE      TERM TO       MATURITY   AMORTIZATION    ACCRUAL        COST       SERVICING
  NO.    SERVICE ($)  RATE (%)  MATURITY (MOS.)     DATE      TERM (MOS.)     BASIS       RATE (%)      FEE RATE
------------------------------------------------------------------------------------------------------------------

   2       903,568     6.5200         223         11/1/2026      223         30/360        0.20175      0.00000
   3       574,584     6.4900         119          3/9/2018      360       Actual/360      0.20175      0.00000
   4       454,554     6.0700         117         1/11/2018      360       Actual/360      0.20175      0.00000
   5       479,932     6.8500         119          3/9/2018      360       Actual/360      0.20175      0.00000
   8       160,291     5.9300         116        12/11/2017      360       Actual/360      0.20175      0.00000
  12       105,943     6.2695         106         2/11/2017       0        Actual/360      0.11175      0.01000
  16        80,192     5.9320         115         11/9/2017       0        Actual/360      0.20175      0.00000
  17        64,033     5.6600         112          8/9/2017       0        Actual/360      0.20175      0.00000
  22        72,390     6.7160         115         11/9/2017      355       Actual/360      0.20175      0.00000
  26        55,696     6.4475         115         11/9/2017      360       Actual/360      0.20175      0.00000
  27        43,988     6.2500         119          3/9/2018       0        Actual/360      0.20175      0.00000
  28        54,492     7.0370         117          1/9/2018      360       Actual/360      0.20175      0.00000
  29        39,209     6.2500         119          3/9/2018       0        Actual/360      0.20175      0.00000
  34        32,769     5.8800         113          9/9/2017       0        Actual/360      0.20175      0.00000
  35        34,662     6.2500         119          3/9/2018       0        Actual/360      0.20175      0.00000
  36        32,017     6.2500         119          3/9/2018       0        Actual/360      0.20175      0.00000
  37        28,589     5.8300         113          9/9/2017       0        Actual/360      0.20175      0.00000
  38        30,417     6.2500         119          3/9/2018       0        Actual/360      0.20175      0.00000
  44        20,056     5.7700         108         4/11/2017       0        Actual/360      0.20175      0.00000
  47        20,320     6.5900         116         12/9/2017      360       Actual/360      0.20175      0.00000
  54        14,132     6.3025         118          2/9/2018      360       Actual/360      0.20175      0.00000

CONTROL         OWNERSHIP                                PREPAYMENT             ANTICIPATED     ANTICIPATED   ADDITIONAL
  NO.            INTEREST          LOAN SELLER            PROVISION           REPAYMENT DATE  REPAYMENT DATE   INTEREST
--------------------------------------------------------------------------------------------------------------------------

   2     Fee Simple                    UBS      Yield Maintenance                   N/A             N/A
   3     Fee Simple                    UBS      Defeasance                          N/A             N/A
   4     Fee Simple and Leasehold      UBS      Defeasance                          N/A             N/A
   5     Fee Simple                    UBS      Defeasance                          N/A             N/A
   8     Fee Simple                    UBS      Defeasance                          N/A             N/A
  12     Fee Simple                    UBS      Defeasance                          N/A             N/A
  16     Fee Simple                    UBS      Yield Maintenance/Defeasance        N/A             N/A
  17     Fee Simple                    UBS      Yield Maintenance/Defeasance        N/A             N/A
  22     Fee Simple                    UBS      Defeasance                          N/A             N/A
  26     Fee Simple                    UBS      Defeasance                          N/A             N/A
  27     Fee Simple                    UBS      Defeasance                          N/A             N/A
  28     Fee Simple                    UBS      Defeasance                          N/A             N/A
  29     Fee Simple                    UBS      Defeasance                          N/A             N/A
  34     Fee Simple                    UBS      Defeasance                          N/A             N/A
  35     Fee Simple and Leasehold      UBS      Defeasance                          N/A             N/A
  36     Fee Simple                    UBS      Defeasance                          N/A             N/A
  37     Fee Simple                    UBS      Defeasance                          N/A             N/A
  38     Fee Simple                    UBS      Defeasance                          N/A             N/A
  44     Fee Simple                    UBS      Yield Maintenance/Defeasance        N/A             N/A
  47     Fee Simple                    UBS      Yield Maintenance                   N/A             N/A
  54     Fee Simple                    UBS      Yield Maintenance                   N/A             N/A

              CROSS
CONTROL  COLLATERALIZED
  NO.        GROUPS
-----------------------

   2           No
   3           No
   4           No
   5           No
   8           No
  12           No
  16           No
  17           No
  22           No
  26           No
  27           No
  28           No
  29           No
  34           No
  35           No
  36           No
  37           No
  38           No
  44           No
  47           No
  54           No

                                    EXHIBIT B

                         REPRESENTATIONS AND WARRANTIES

          Except as set forth on the schedule of exceptions attached hereto as
Schedule I, the Seller hereby represents and warrants to the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or such other date specified in the particular representation and warranty (the heading set forth herein with respect to each representation and warranty being for the convenience of reference only and in no way limiting, expanding or otherwise affecting the scope or subject matter thereof), that:

               (i) Mortgage Loan Schedule. The information pertaining to such
     Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-off Date.

               (ii) Legal Compliance. If such Mortgage Loan was originated by the Seller or an Affiliate of the Seller, then, as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; and, if such Mortgage Loan was not originated by the Seller or an Affiliate of the Seller, then, to the
     Seller's actual knowledge, after having performed the type of due diligence customarily performed in the origination of comparable mortgage loans by the Seller, as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage
     Loan.

               (iii) Ownership of Mortgage Loan. The Seller owns such Mortgage
     Loan, has good title thereto, has full right, power and authority to sell, assign and transfer such Mortgage Loan and is transferring such Mortgage
     Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan, exclusive of the servicing rights pertaining thereto; no provision of the Mortgage Note,
     Mortgage(s) or other loan documents relating to such Mortgage Loan prohibits or restricts the Seller's right to assign or transfer such
     Mortgage Loan to the Trustee (except in the case of a Loan Combination, which may, pursuant to the related Co-Lender Agreement, require notice to one or more rating agencies or another lender which, if required, has already been provided); no governmental or regulatory approval or consent is required for the sale of such Mortgage Loan by the Seller; and the
     Seller has validly conveyed to the Trustee a legal and beneficial interest in and to such Mortgage Loan free and clear of any lien, claim or encumbrance of any nature.

               (iv) No Holdback. The proceeds of such Mortgage Loan have been fully disbursed (except in those cases where the full amount of such
     Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts to be released pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property) and there is no requirement for future advances thereunder.

               (v) Loan Document Status. Each of the related Mortgage Note,
     Mortgage(s), Assignment(s) of Leases, if separate from the related
     Mortgage, and other agreements executed in favor of the lender in connection therewith is the legal, valid and binding

                                       B-1

     obligation of the maker thereof (subject to the non-recourse provisions therein and any state anti-deficiency legislation), enforceable in accordance with its terms, except that (A) such enforcement may be limited by (1) bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, fraudulent conveyance and transfer, moratorium and/or other similar laws affecting the enforcement of creditors' rights generally, and (2) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and (B)
     certain provisions in the subject agreement or instrument may be further limited or rendered unenforceable by applicable law, but subject to the limitations set forth in the foregoing clause (A), such limitations will not render that subject agreement or instrument invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided by the subject agreement or instrument.
     Such Mortgage Loan is non-recourse to the Mortgagor or any other Person except to the extent provided in certain nonrecourse carveouts and/or in any applicable guarantees. A natural person as individual guarantor has agreed, in effect, to be liable for all liabilities, costs, losses, damages or expenses suffered or incurred by the mortgagee under such Mortgage Loan by reason of or in connection with and to the extent of (A) any material intentional fraud or material intentional misrepresentation by the related mortgagor; (B) any breach on the part of the related mortgagor of any environmental representations warranties and covenants contained in the related Mortgage Loan documents; (C) misapplication or misappropriation of rents (received after an event of default), insurance proceeds or condemnation awards; and (D) the filing of a voluntary bankruptcy or insolvency proceeding by the related mortgagor; provided that, instead of any breach described in clause (B) of this paragraph, such entity (or individual) may instead be liable for liabilities, costs, losses, damages, expenses and claims resulting from a breach of the obligations and indemnities of the related mortgagor under the related Mortgage Loan documents relating to hazardous or toxic substances, radon or compliance with environmental laws.

               (vi) No Right of Rescission. As of the date of origination, subject to the limitations and exceptions as to enforceability set forth in paragraph (v) above, there was no valid offset, defense, counterclaim or right to rescission, abatement of amounts due under the Mortgage Note or diminution of amounts due under the Mortgage Note with respect to any of the related Mortgage Note, Mortgage(s) or other agreements executed in connection with such Mortgage Loan; and, as of the Closing Date, subject to the limitations and exceptions as to enforceability set forth in paragraph
     (v) above, there is no valid offset, defense, counterclaim or right of rescission, abatement of amounts due under the Mortgage Note or diminution of amounts due under the Mortgage Note with respect to any of the related
     Mortgage Note, Mortgage(s) or other agreements executed in connection with such Mortgage Loan.

               (vii) Assignments. The assignment of the related Mortgage(s) and
     Assignment(s) of Leases to the Trustee (or, in the case of a Seller Outside
     Serviced Mortgage Loan, to the related Outside Trustee) constitutes the legal, valid, binding and, subject to the limitations and exceptions as to enforceability set forth in paragraph (v) above, enforceable assignment of such documents (provided that the unenforceability of any such assignment based on bankruptcy, insolvency, receivership, reorganization, liquidation, moratorium and/or other similar laws affecting the enforcement of creditors' rights generally or based on general principles of equity
     (regardless of whether such enforcement is considered in a proceeding in equity or at law) shall be a breach of this representation and warranty only upon the declaration by a court with jurisdiction in the matter that such assignment is to be unenforceable on such basis).

                                       B-2

               (viii) First Lien. Each related Mortgage is a valid and, subject to the limitations and exceptions in paragraph (v) above, enforceable first lien on the related Mortgaged Property including all improvements thereon
     (other than any tenant owned improvements), which Mortgaged Property is free and clear of all encumbrances and liens having priority over or on a parity with the first lien of such Mortgage, except for the following
     (collectively, the "Permitted Encumbrances"): (A) the lien for real estate taxes, water charges, sewer rents and assessments not yet due and payable;
     (B) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record or that are omitted as exceptions in the related lender's title insurance policy (or, if not yet issued, omitted as exceptions in a fully binding pro forma title policy or title policy commitment); (C) exceptions and exclusions specifically referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or title policy commitment); (D)
     other matters to which like properties are commonly subject, (E) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property; (F) condominium declarations of record and identified in the related lender's title insurance policy (or, if not yet issued, identified in a pro forma title policy or title policy commitment); and (G) if such Mortgage Loan constitutes a
     Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another
     Mortgage Loan contained in the same Cross-Collateralized Group; provided that, in the case of a Combination Trust Mortgage Loan, such Mortgage also secures the other mortgage loan(s) in the related Loan Combination. With respect to such Mortgage Loan, such Permitted Encumbrances do not, individually or in the aggregate, materially and adversely interfere with the benefits of the security intended to be provided by the related
     Mortgage, the current principal use or operation of the related Mortgaged
     Property or the ability of the related Mortgaged Property to generate sufficient cashflow to enable the related Mortgagor to timely pay in full the principal and interest on the related Mortgage Note (other than a
     Balloon Payment, which would require a refinancing). If the related
     Mortgaged Property is operated as a nursing facility or a hospitality property, the related Mortgage, together with any security agreement, chattel mortgage or similar agreement and UCC financing statement, if any, establishes and creates a first priority, perfected security interest
     (subject only to any prior purchase money security interest, revolving credit lines and any personal property leases), to the extent such security interest can be perfected by the recordation of a Mortgage or the filing of a UCC financing statement, in all material personal property owned by the
     Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property, and that is located on the related
     Mortgaged Property, which personal property includes, in the case of
     Mortgaged Properties operated by the related Mortgagor as a nursing facility or hospitality property, all furniture, fixtures, equipment and other personal property located at the subject Mortgaged Property that are owned by the related Mortgagor and reasonably necessary or material to the operation of the subject Mortgaged Property. In the case of any Mortgage
     Loan secured by a hotel, the related loan documents contain such provisions as are necessary and UCC financing statements have been filed as necessary, in each case, to perfect a valid first priority security interest, to the extent such security interest can be perfected by the inclusion of such provisions and the filing of a UCC financing statement, in the Mortgagor's right to receive related hotel room revenues with respect to such Mortgaged
     Property.

                                       B-3

               (ix) Taxes and Assessments. All taxes, governmental assessments, water charges, sewer rents or similar governmental charges which, in all such cases, were directly related to the related Mortgaged Property and could constitute liens on the related Mortgaged Property prior to the lien of the related Mortgage, together with all ground rents, that prior to the
     Cut-off Date became due and payable in respect of, and materially affect, any related Mortgaged Property have been paid or are escrowed for or are not yet delinquent, and the Seller knows of no unpaid tax, assessment, ground rent, water charges or sewer rent, which, in all such cases, were directly related to the subject Mortgaged Property and could constitute liens on the subject Mortgaged Property prior to the lien of the related
     Mortgage that prior to the Closing Date became due and delinquent in respect of any related Mortgaged Property, or in any such case an escrow of funds in an amount sufficient to cover such payments has been established.

               (x) No Material Damage. As of the date of origination of such
     Mortgage Loan and, to the actual knowledge of the Seller, as of the Closing
     Date, there was no pending proceeding for the total or partial condemnation of any related Mortgaged Property that materially affects the value thereof and such Mortgaged Property is free of material damage. Except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or other loan documents relating to such Mortgage Loan, (and subject to any rights of the lessor under any related Ground Lease) the related Mortgage Loan documents provide that any condemnation awards will be applied (or, at the discretion of the mortgagee, will be applied) to either the repair or restoration of all or part of the related Mortgaged Property or the reduction of the outstanding principal balance of such Mortgage Loan.

               (xi) Title Insurance. Each related Mortgaged Property is covered by an ALTA (or its equivalent) lender's title insurance policy issued by a nationally recognized title insurance company, insuring that each related
     Mortgage is a valid first lien on such Mortgaged Property in the original principal amount of such Mortgage Loan (or, in the case of a Combination
     Trust Mortgage Loan, in the original principal amount of the related Loan
     Combination) after all advances of principal, subject only to Permitted
     Encumbrances and, in the case of a Mortgage Loan that is part of a Loan
     Combination, further subject to the fact that the related Mortgage also secures the related Non-Trust Mortgage Loan(s) (or if such policy has not yet been issued, such insurance may be evidenced by a binding commitment or binding pro forma marked as binding and signed (either thereon or on a related escrow letter attached thereto) by the title insurer or its authorized agent) from a title insurer qualified and/or licensed in the applicable jurisdiction, as required, to issue such policy; such title insurance is in full force and effect, all premiums have been paid, is freely assignable and will inure to the benefit of the Trustee (or, in the case of a Seller Outside Serviced Mortgage Loan, the benefit of the related
     Outside Trustee) as sole insured as mortgagee of record, or any such commitment or binding pro forma is a legal, valid and binding obligation of such insurer; no claims have been made by the Seller under such title insurance; and neither the Seller nor any Affiliate of the Seller has done, by act or omission, anything that would materially impair the coverage of any such title insurance policy; such policy or commitment or binding pro forma contains no exclusion for (or alternatively it insures over such exclusion, unless such coverage is unavailable in the relevant jurisdiction) (A) access to a public road, (B) that there is no material encroachment by any improvements on the related Mortgaged Property either to or from any adjoining property or across any easements on the related
     Mortgaged Property, and (C) that the land shown on the survey materially conforms to the legal description of the related Mortgaged Property.

                                       B-4

               (xii) Property Insurance. As of the date of its origination and, to the Seller's actual knowledge, as of the Cut-off Date, all insurance required under each related Mortgage (except where an investment grade tenant or a tenant representing less than 10% of the net operating income with respect to the related Mortgaged Property is permitted to insure or self-insure under a lease) was in full force and effect with respect to each related Mortgaged Property; such insurance included (A) fire and extended perils insurance included within the classification "All Risk of
     Physical Loss" or the equivalent thereof in an amount (subject to a customary deductible) at least equal to the lesser of (1) 100% of the full insurable value of the improvements located on such Mortgaged Property and
     (2) the outstanding principal balance of such Mortgage Loan or the portion thereof allocable to such Mortgaged Property) and, if applicable, the related hazard insurance policies or certificates of insurance contain appropriate endorsements to avoid application of co-insurance, (B) business interruption or rental loss insurance for a period of not less than 12 months, (C) comprehensive general liability insurance in an amount not less than $1 million per occurrence, (D) workers' compensation insurance (if the related Mortgagor has employees and if required by applicable law), and (E)
     if (1) such Mortgage Loan is secured by a Mortgaged Property located in the
     State of California or in "seismic zone" 3 or 4 and (2) a seismic assessment as described below revealed a maximum probable or bounded loss in excess of 20% of the amount of the estimated replacement cost of the improvements on such Mortgaged Property, seismic insurance; it is an event of default under such Mortgage Loan if the above-described insurance coverage is not maintained by the related Mortgagor (except where an investment grade tenant or a tenant representing less than 10% of the net operating income with respect to the related Mortgaged Property is permitted to insure or self-insure under a lease) and the related loan documents provide (in either a general cost and expense recovery provision or a specific provision with respect to recovery of insurance costs and expenses) that any reasonable out-of-pocket costs and expenses incurred by the mortgagee in connection with such default in obtaining such insurance coverage may be recovered from the related Mortgagor; the related Evidence of Property Insurance and certificate of liability insurance (which may be in the form of an Acord 27 or an Acord 25, respectively), or forms substantially similar thereto, provide that the related insurance policy may not be terminated or reduced without at least 10 days prior notice to the mortgagee and (other than those limited to liability protection) name the mortgagee and its successors as loss payee; no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; all premiums under any such insurance policy have been paid through the Cut-off Date; the insurance policies specified in clauses (A),
     (B) and (C) above are required to be maintained with insurance companies having "financial strength" or "claims paying ability" ratings of at least
     "A:VII" from A.M. Best Company or at least "BBB+" (or equivalent) from a nationally recognized statistical rating agency (or, with respect to certain blanket insurance policies, such other ratings as are in compliance with S&P's applicable criteria for rating the Certificates); and, except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or other loan documents relating to such Mortgage Loan, and subject to the related exception schedules, the related Mortgage Loan documents provide that any property insurance proceeds will be applied (or, at the discretion of the mortgagee, will be applied) either to the repair or restoration of all or part of the related Mortgaged Property or the

                                       B-5

     reduction of the outstanding principal balance of such Mortgage Loan;
     provided that the related Mortgage Loan documents may entitle the related
     Mortgagor to any portion of such proceeds remaining after completion of the repair or restoration of the related Mortgaged Property or payment of amounts due under such Mortgage Loan. Notwithstanding anything to the contrary in this paragraph (xii), with regard to insurance for acts of terrorism, any such insurance and the amount thereof may be limited by the commercial availability of such coverage, whether the mortgagee may reasonably require such insurance, certain limitations with respect to the cost thereof and/or whether such hazards are at the time commonly insured against for property similar to the related Mortgaged Property. If the related Mortgaged Property is located in the State of California or in
     "seismic zone" 3 or 4, then: (A) either a seismic assessment was conducted with respect to the related Mortgaged Property in connection with the origination of such Mortgage Loan or earthquake insurance was obtained; and
     (B) the probable maximum loss for the related Mortgaged Property as reflected in such seismic assessment, if any, was determined based upon a return period of not less than 475 years, an exposure period of 50 years and a 10% probability of incidence. Schedule I-xii attached hereto is true and correct in all material respects.

               (xiii) No Material Defaults. Other than payments due but not yet
     30 days or more delinquent, there is (A) no material default, breach, violation or event of acceleration existing under the related Mortgage
     Note, the related Mortgage or other loan documents relating to such
     Mortgage Loan, and (B), to the knowledge of the Seller, no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under any of such documents; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration (A) that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Exhibit B or (B)
     with respect to which: (1) the Seller has no actual knowledge and (2)
     written notice of the discovery thereof is not delivered to the Seller by the Trustee or the Master Servicer on or prior to the date occurring twelve months after the Closing Date. The Seller has not waived, in writing or with knowledge, any material default, breach, violation or event of acceleration under any of such documents. Under the terms of such Mortgage
     Loan, no person or party other than the mortgagee or its servicing agent may declare an event of default or accelerate the related indebtedness under such Mortgage Loan.

               (xiv) No Payment Delinquency. As of the Closing Date, such
     Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Monthly
     Payment.

               (xv) Interest Accrual Basis. Such Mortgage Loan accrues interest on an Actual/360 Basis, an Actual/Actual Basis or a 30/360 Basis; and such
     Mortgage Loan accrues interest (payable monthly in arrears) at a fixed rate of interest throughout the remaining term thereof (except if such Mortgage
     Loan is an ARD Mortgage Loan, in which case the accrual rate for interest will increase after its Anticipated Repayment Date, and except in connection with the occurrence of a default and the accrual of default interest).

                                       B-6

               (xvi) Subordinate Debt. Each related Mortgage or other loan document relating to such Mortgage Loan does not provide for or permit, without the prior written consent of the holder of the related Mortgage
     Note, any related Mortgaged Property or any direct controlling interest in the Mortgagor to secure any other promissory note or debt (other than another Mortgage Loan in the Trust Fund and, if such Mortgage Loan is part of a Loan Combination, the other mortgage loan(s) that are part of such
     Loan Combination, as applicable).

               (xvii) Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.
     Accordingly, either as of the date of origination or the Closing Date, the fair market value of the real property securing such Mortgage Loan was not less than 80% of the "adjusted issue price" (within the meaning of the
     REMIC Provisions) of such Mortgage Loan. For purposes of the preceding sentence, the fair market value of the real property securing such Mortgage
     Loan was first reduced by the amount of any lien on such real property that is senior to the lien that secures such Mortgage Loan, and was further reduced by a proportionate amount of any lien that is on a parity with the lien that secures such Mortgage Loan. No action that occurs by operation of the terms of such Mortgage Loan would cause such Mortgage Loan to cease to be a "qualified mortgage" and such Mortgage Loan does not permit the release or substitution of collateral if such release or substitution (A)
     would constitute a "significant modification" of such Mortgage Loan within the meaning of Treasury regulations section 860G-2(b), (B) would cause such
     Mortgage Loan not to be a "qualified mortgage" within the meaning of
     Section 860G(a)(3) of the Code (without regard to clauses (A)(i) or (A)(ii)
     thereof) or (C) would cause a "prohibited transaction" within the meaning of Section 860F(a)(2) of the Code. The related Mortgaged Property, if acquired in connection with the default or imminent default of such
     Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8) of the Code.

               (xviii) Prepayment Consideration. Prepayment Premiums and Yield
     Maintenance Charges payable with respect to such Mortgage Loan, if any, constitute "customary prepayment penalties" within the meaning of Treasury regulations section 1.860G-1(b)(2).

               (xix) Environmental Conditions. One or more environmental site assessments or transaction screens, or one or more updates of a previously conducted environmental assessment or transaction screen, were performed by an environmental consulting firm independent of the Seller and the Seller's
     Affiliates with respect to each related Mortgaged Property during the
     12-month period preceding the Cut-off Date, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s), transaction screen(s) and/or update(s)
     referenced herein, has no knowledge of, and has not received actual notice of, any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s);
     all of such environmental site assessments and transaction screens met ASTM requirements to the extent set forth in such report; and none of the above referenced environmental reports reveal any circumstances or conditions that are in violation of any applicable environmental laws, or if such report does reveal such circumstances, then (1) the same have been remediated in all material respects, (2) sufficient funds have been escrowed or a letter of credit, guaranty or other instrument has been delivered for purposes of covering the estimated costs of such remediation,
     (3) the related Mortgagor or other responsible party is currently taking remedial or other appropriate action to address the environmental issue consistent with the recommendations in such site assessment, (4) the cost of the environmental issue relative to the value of such Mortgaged Property was de minimis, or (5) environmental insurance has been obtained.

                                       B-7

          The Mortgagor with respect to such Mortgage Loan has represented, warranted and covenanted generally to the effect that, to its knowledge, except as set forth in the environmental reports described above, it has not used, caused or permitted to exist, and will not use, cause or permit to exist, on the related Mortgaged Property, any Hazardous Materials in any manner which violates applicable federal, state or local laws governing the use, storage, handling, production or disposal of Hazardous Materials at the related Mortgaged Property and (A) the related Mortgagor and a natural person have agreed to indemnify the mortgagee under such Mortgage Loan, and its successors and assigns, against any losses, liabilities, damages, penalties, fines, claims and reasonable out of pocket expenses (excluding lost profits, consequential damages and diminution of value of the related
     Mortgaged Property, provided that no Mortgage Loan with an original principal balance equal to or greater than $15,000,000 contains an exclusion for "diminution of value" of the related Mortgaged Property)
     paid, suffered or incurred by such mortgagee resulting from such
     Mortgagor's material violation of any environmental law or a material breach of the environmental representations and warranties or covenants given by the related Mortgagor in connection with such Mortgage Loan or (B)
     environmental insurance has been obtained. If such Mortgage Loan is a
     Mortgage Loan as to which neither a natural person has provided the indemnity set forth above nor environmental insurance has been obtained, such Mortgage Loan is set forth on Schedule I.

          The Seller has not taken any action with respect to such Mortgage Loan or the related Mortgaged Property that could subject the Seller or its successors and assigns in respect of such Mortgage Loan to liability under
     CERCLA or any other applicable federal, state or local environmental law.
     The related Mortgage or other loan documents require the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations.

               (xx) Realization Against Real Estate Collateral. The related
     Mortgage Note, Mortgage(s), Assignment(s) of Leases and other loan documents securing such Mortgage Loan, if any, contain customary and, subject to the limitations and exceptions as to enforceability in paragraph
     (v) above, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property or Properties of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure.

               (xxi) Bankruptcy. The related Mortgagor is not a debtor in any bankruptcy, reorganization, insolvency or comparable proceeding; provided, however, that this representation and warranty does not cover any such bankruptcy, reorganization, insolvency or comparable proceeding with respect to which: (1) the Seller has no actual knowledge and (2) written notice of the discovery thereof is not delivered to the Seller by the
     Trustee or the Master Servicer on or prior to the date occurring twelve months after the Closing Date.

               (xxii) Loan Security. Such Mortgage Loan is secured by a Mortgage on a fee simple interest and/or a leasehold estate in a commercial property or multifamily property, including the related Mortgagor's interest in the improvements on the related Mortgaged Property.

                                       B-8

               (xxiii) Amortization. Such Mortgage Loan does not provide for negative amortization unless such Mortgage Loan is an ARD Mortgage Loan, in which case it may occur only after the Anticipated Repayment Date.

               (xxiv) Whole Loan. Such Mortgage Loan is a whole loan, contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent interest in the form of participation in the cash flow of the related Mortgaged Property.

               (xxv) Due-on-Encumbrance. Each Mortgage Loan contains provisions for the acceleration of the payment of the unpaid principal balance of such
     Mortgage Loan if, without the prior written consent of the mortgagee or
     Rating Agency confirmation that an Adverse Rating Event with respect to any
     Class of Certificates would not occur, any related Mortgaged Property or any direct controlling interest in the Mortgagor is directly encumbered in connection with subordinate financing; and except in the case of a Mortgage
     Loan that is part of a Loan Combination (for which such consent has been granted with respect to the other mortgage loan(s) in such Loan
     Combination), and except for the respective Mortgage Loans secured by the
     Mortgaged Properties listed on Schedule I (for which such consent has been granted with respect to mezzanine debt), no such consent has been granted by the Seller. To the Seller's knowledge, no related Mortgaged Property is encumbered in connection with subordinate financing (except that each
     Mortgaged Property securing a Mortgage Loan that is part of a Loan
     Combination also secures the other mortgage loan(s) in such Loan
     Combination); however, if the related Mortgaged Property is listed on
     Schedule I, certain direct controlling equity holders in the related
     Mortgagor are known to the Seller to have incurred debt secured by their ownership interest in the related Mortgagor.

               (xxvi) Due-on-Sale. Except with respect to transfers of certain non-controlling and/or minority interests in the related Mortgagor as specified in the related Mortgage or with respect to transfers of interests in the related Mortgagor between immediate family members and with respect to transfers by devise, by descent or by operation of law or otherwise upon the death or incapacity of a person having an interest in the related
     Mortgagor, each Mortgage Loan contains either (A) provisions for the acceleration of the payment of the unpaid principal balance of such
     Mortgage Loan if any related Mortgaged Property or interest therein is directly or indirectly transferred or sold without the prior written consent of the mortgagee or rating agency confirmation, or (B) provisions for the acceleration of the payment of the unpaid principal balance of such
     Mortgage Loan if any related Mortgaged Property or interest therein is directly or indirectly transferred or sold without the related Mortgagor having satisfied certain conditions specified in the related Mortgage with respect to permitted transfers. The Mortgage (under either specific or general expense provisions) requires the Mortgagor to pay all reasonable fees and expenses associated with securing the consent or approval of the holder of the Mortgage for all actions involving the transfer of interest in such Mortgagor requiring such consent or approval under the Mortgage.

               (xxvii) Mortgagor Concentration. Except for the respective
     Mortgage Loans secured by the Mortgaged Properties listed on Schedule I, such Mortgage Loan, together with any other Mortgage Loan made to the same
     Mortgagor or to an Affiliate of such Mortgagor, does not represent more than 5% of the Initial Pool Balance.

                                       B-9

               (xxviii) Waivers; Modifications. Except as set forth in a written instrument included in the related Mortgage File, the (A) material terms of the related Mortgage Note, the related Mortgage(s) and any related loan agreement and/or lock-box agreement have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded by the mortgagee in any manner, and (B) no portion of a related Mortgaged Property has been released from the lien of the related Mortgage, in the case of (A)
     and/or (B), to an extent or in a manner that in any such event materially interferes with the security intended to be provided by such document or instrument. Schedule I identifies each Mortgage Loan (if any) as to which, since the latest date any related due diligence materials were delivered to
     CWCapital Investments LLC (or its designee), there has been (in writing)
     given, made or consented to a material alteration, material modification or material assumption of the terms of the related Mortgage Note, Mortgage(s)
     or any related loan agreement and/or lock-box agreement.

               (xxix) Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator during the six-month period prior to the related origination date.

               (xxx) Property Release. The terms of the related Mortgage Note,
     Mortgage(s) or other loan document securing such Mortgage Loan do not provide for the release from the lien of such Mortgage of any material portion of the related Mortgaged Property that is necessary to the operation of such Mortgaged Property or was given material value in the underwriting of such Mortgage Loan at origination, without (A) payment in full of such Mortgage Loan, (B) delivery of Defeasance Collateral in the form of "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the "Investment Company
     Act"), (C) delivery of substitute real property collateral, or (D) payment of a release price equal to at least 125% of the amount of such Mortgage
     Loan allocated to the related Mortgaged Property subject to the release or
     (E) the satisfaction of certain underwriting and legal requirements which the Seller required in the origination of comparable mortgage loans.

               (xxxi) Qualifications; Licensing; Zoning. The related Mortgagor has covenanted in the related Mortgage Loan documents to maintain the related Mortgaged Property in compliance in all material respects with, to the extent it is not grandfathered under, all applicable laws, zoning ordinances, rules, covenants and restrictions affecting the construction, occupancy, use and operation of such Mortgaged Property, and the related originator performed the type of due diligence in connection with the origination of such Mortgage Loan customarily performed by such originator in the origination of comparable mortgage loans with respect to the foregoing matters; the Seller has received no notice of any material violation of, to the extent is has not been grandfathered under, any applicable laws, zoning ordinances, rules, covenants or restrictions affecting the construction, occupancy, use or operation of the related
     Mortgaged Property (unless affirmatively covered by the title insurance referred to in paragraph (xi) above (or an endorsement thereto)); to the
     Seller's knowledge (based on surveys, opinions, letters from municipalities and/or title insurance obtained in connection with the origination of such
     Mortgage Loan), no improvement that was included for the purpose of determining the appraised value of the related Mortgaged Property at the time of origination of such Mortgage Loan lay outside the boundaries and building restriction lines of such property, in effect at the time of origination of such Mortgage Loan, to an extent which would have a material adverse affect on the related Mortgagor's use and operation of such
     Mortgaged Property (unless grandfathered with respect thereto or affirmatively covered by the title insurance referred to in paragraph (xi)

                                      B-10

     above (or an endorsement thereto)), and no improvements on adjoining properties encroached upon such Mortgaged Property to any material extent.
     For purposes of this paragraph, a Mortgaged Property shall be deemed
     "grandfathered" with respect to any laws, zoning ordinances, rules, covenants or restrictions affecting the construction, occupancy, use or operation of the related Mortgaged Property, if and to the extent that any of the construction, occupancy, use and operation of such Mortgaged
     Property: (A) conformed in all material respects with such laws, zoning ordinances, rules, covenants and restrictions affecting the improvements on the related Mortgaged Property at the time the improvements on the related
     Mortgaged Property were initially constructed or put into operation; and/or
     (B) was not addressed or otherwise prohibited by any such laws, zoning ordinances, rules, covenants and restrictions affecting the related
     Mortgaged Property at the time the improvements on the related Mortgaged
     Property were initially constructed or put into operation.

               (xxxii) Property Financial Statements. The related Mortgagor has covenanted in the related Mortgage Loan documents to deliver to the mortgagee annual operating statements, rent rolls and related information of each related Mortgaged Property and annual financial statements. If such
     Mortgage Loan had an original principal balance greater than $15 million, the related Mortgagor has covenanted to provide such operating statements, rent rolls and related information on a quarterly basis. If such Mortgage
     Loan has an original principal balance equal to or greater than $20 million, the related Mortgagor, if it obtains an audited financial statement, is required to provide a copy thereof to the holder of such
     Mortgage Loan at the related mortgagee's request.

               (xxxiii) Single Purpose Entity. If such Mortgage Loan has a
     Cut-off Date Balance in excess of $25 million, then the related Mortgagor is obligated by its organizational documents and the related Mortgage Loan documents to be a Single Purpose Entity for so long as such Mortgage Loan is outstanding; and, if such Mortgage Loan has a Cut-off Date Balance greater than $5 million and less than $25 million, the related Mortgagor is obligated by its organizational documents and/or the related Mortgage Loan documents to own the related Mortgaged Property and no other material assets, except such as are incidental to the ownership of such Mortgaged
     Property for so long as such Mortgage Loan is outstanding. For purposes of this representation, "Single Purpose Entity" means an entity whose organizational documents or the related Mortgage Loan documents provide substantially to the effect that such entity: (A) is formed or organized solely for the purpose of owning and operating one or more of the Mortgaged
     Properties securing such Mortgage Loan, (B) may not engage in any business unrelated to the related Mortgaged Property or Mortgaged Properties, (C)
     does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Mortgaged Properties and (D)
     may not incur indebtedness other than as permitted by the related Mortgage or other Mortgage Loan documents. If such Mortgage Loan has an initial principal balance of $25 million and above and the related Mortgagor is a single member limited liability company, such Mortgagor's organizational documents provide that such Mortgagor shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of its sole member and is organized in a jurisdiction that provides for such continued existence and there was obtained opinion of counsel confirming such continued existence.
     If such Mortgage Loan has, or is part of a group of Mortgage Loans with affiliated Mortgagors having, a Cut-off Date Balance equal to or greater than 2% of the Initial Pool Balance, or if such Mortgage Loan has an original principal balance equal to or greater than $25 million, there was obtained an opinion of counsel regarding non-consolidation of such
     Mortgagor.

                                      B-11

               (xxxiv) Advancing of Funds. No advance of funds has been made, directly or indirectly, by the originator or the Seller to the related
     Mortgagor other than pursuant to the related Mortgage Note; and, to the actual knowledge of the Seller, no funds have been received from any Person other than such Mortgagor for or on account of payments due on the related
     Mortgage Note.

               (xxxv) Legal Proceedings. To the Seller's actual knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the related Mortgagor or any related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of such Mortgaged Property or the ability of such Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

               (xxxvi) Originator Duly Authorized. To the extent required under applicable law as of the Closing Date, the originator of such Mortgage Loan was qualified and authorized to do business in each jurisdiction in which a related Mortgaged Property is located at all times when it held such
     Mortgage Loan to the extent necessary to ensure the enforceability of such
     Mortgage Loan.

               (xxxvii) Trustee under Deed of Trust. If the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and no fees and expenses are payable to such trustee except in connection with a trustee sale of the related Mortgaged Property following a default or in connection with the release of liens securing such Mortgage Loan and any such fees and expenses are the obligation of the Mortgagor under the terms of the Mortgage.

               (xxxviii) Cross-Collateralization. The related Mortgaged Property is not, to the Seller's knowledge, collateral or security for any mortgage loan that is not in the Trust Fund and, if such Mortgage Loan is cross-collateralized, it is cross-collateralized only with other Mortgage
     Loans in the Trust Fund, except that a Mortgage Loan that is part of a Loan
     Combination is secured by one or more Mortgaged Properties that also secure the related Non-Trust Mortgage Loan(s). The security interest/lien on each material item of collateral for such Mortgage Loan has been assigned to the
     Trustee (or, in the case of a Seller Outside Serviced Mortgage Loan, to the related Outside Trustee).

               (xxxix) Flood Hazard Insurance. None of the improvements on any related Mortgaged Property are located in a flood hazard area as defined by the Federal Insurance Administration or, if any portion of the improvements on the related Mortgaged Property are in an area identified in the Federal
     Register by the Federal Emergency Management Agency as having special flood hazards falling within zones A or V in the national flood insurance program, the Mortgagor has obtained and is required to maintain flood insurance.

                                      B-12

               (xl) Engineering Assessments. One or more engineering assessments or updates of a previously conducted engineering assessment were performed by an Independent engineering consulting firm with respect to each related
     Mortgaged Property during the 12-month period preceding the Cut-off Date, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with such assessment(s) and or update(s), does not have any knowledge of any material and adverse engineering condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s); and, to the extent such assessments revealed deficiencies, deferred maintenance or similar conditions, either (A) the estimated cost has been escrowed or a letter of credit has been provided,
     (B) repairs have been made or (C) the scope of the deferred maintenance relative to the value of such Mortgaged Property was de minimis.

               (xli) Escrows. All escrow deposits and payments relating to such
     Mortgage Loan are under control of the Seller or the servicer of such
     Mortgage Loan and all amounts required as of the date hereof under the related Mortgage Loan documents to be deposited by the related Mortgagor have been deposited. The Seller is transferring to the Trustee (or, in the case of a Seller Outside Serviced Mortgage Loan, to the related Outside
     Trustee) all of its right, title and interest in and to such amounts.

               (xlii) Licenses, Permits and Authorizations. The related
     Mortgagor has represented in the related Mortgage Loan documents that, and to the actual knowledge of the Seller, as of the date of origination of such Mortgage Loan, all material licenses, permits and authorizations then required for use of the related Mortgaged Property by such Mortgagor, the related lessee, franchisor or operator have been issued and were valid and in full force and effect.

               (xliii) Servicing and Collection Practices. The servicing and collection practices used by the Seller or, to the Seller's knowledge, any prior holder of the related Mortgage Note with respect to such Mortgage
     Loan have been in all respects legal and have met customary industry standards.

               (xliv) Fee Simple. Unless such Mortgage Loan is covered by the representation and warranty in the immediately following paragraph (xlv), such Mortgage Loan is secured in whole or material part by a fee simple interest.

               (xlv) Leasehold Interest Only. If such Mortgage Loan is secured in whole or in material part by the interest of the related Mortgagor as a lessee under a Ground Lease but not by the related fee interest, then:

               (A)  such Ground Lease or a memorandum thereof has been or will be duly recorded and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related
                    Mortgage or, if consent of the lessor thereunder is
                    required, it has been obtained prior to the Closing Date;

               (B)  upon the foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such
                    Ground Lease is assignable to the Trustee (or, in the case of a Seller Outside Serviced Mortgage Loan, to the related
                    Outside Trustee) without the consent of the lessor
                    thereunder (or, if any such consent is required, it has been obtained prior to the

                                      B-13

                    Closing Date) and, in the event that it is so assigned, is further assignable by the Trustee (or, in the case of a
                    Seller Outside Serviced Mortgage Loan, by the related
                    Outside Trustee) and its successors without a need to obtain the consent of such lessor (or, if any such consent is
                    required, it has been obtained prior to the Closing Date or may not be unreasonably withheld);

               (C)  such Ground Lease may not be amended or modified without the prior written consent of the mortgagee under such Mortgage
                    Loan and any such action without such consent is not binding on such mortgagee, its successors or assigns;

               (D)  unless otherwise set forth in such Ground Lease, such Ground
                    Lease does not permit any increase in the amount of rent
                    payable by the ground lessee thereunder during the term of such Mortgage Loan;

               (E)  such Ground Lease was in full force and effect as of the date of origination of the related Mortgage Loan and, at the
                    Closing Date, such Ground Lease is in full force and effect;
                    to the actual knowledge of the Seller, except for payments due but not yet 30 days or more delinquent, (1) there is no material default under such Ground Lease, and (2) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease;

               (F)  such Ground Lease, or an estoppel or consent letter received by the mortgagee under such Mortgage Loan from the lessor, requires the lessor thereunder to give notice of any default by the lessee to such mortgagee; and such Ground Lease, or an estoppel or consent letter received by the mortgagee
                    under such Mortgage Loan from the lessor, further provides either (1) that no notice of termination given under such
                    Ground Lease is effective against such mortgagee unless a
                    copy has been delivered to the mortgagee in the manner
                    described in such Ground Lease, estoppel or consent letter or (2) that upon any termination of such Ground Lease the
                    lessor will enter into a new lease with such mortgagee upon such mortgagee's request;

               (G)  based upon the related policy of title insurance, the ground lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority
                    with, the related Mortgage, other than the related ground
                    lessor's related fee interest and any Permitted
                    Encumbrances;

               (H)  the mortgagee under such Mortgage Loan is permitted a reasonable opportunity to cure any curable default under
                    such Ground Lease (not less than the time provided to the
                    related lessee under such Ground Lease to cure such default)
                    before the lessor thereunder may terminate or cancel such
                    Ground Lease;

                                      B-14

               (I)  such Ground Lease has a currently effective term (including any options exercisable by the holder of the related
                    Mortgage) that extends not less than 20 years beyond the
                    Stated Maturity Date of the related Mortgage Loan;

               (J)  under the terms of such Ground Lease, any estoppel or consent letter received by the mortgagee under such Mortgage
                    Loan from the lessor and the related Mortgage Loan
                    documents, taken together, any related insurance proceeds, other than de minimis amounts for minor casualties, with
                    respect to the leasehold interest, or condemnation proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the
                    mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent
                    commercial mortgage lender), or to the payment of the
                    outstanding principal balance of the Mortgage Loan, together with any accrued interest thereon;

               (K)  such Ground Lease does not impose any restrictions on use or subletting which would be viewed as commercially
                    unreasonable by a prudent commercial mortgage lender;

               (L)  upon the request of the mortgagee under such Mortgage Loan, the ground lessor under such Ground Lease is required to
                    enter into a new lease upon termination of the Ground Lease for any reason prior to the expiration of the term thereof, including as a result of the rejection of the Ground Lease in a bankruptcy of the related Mortgagor unless the
                    mortgagee under such Mortgage Loan fails to cure a default of the lessee under such Ground Lease following notice
                    thereof from the lessor; and

               (M)  the terms of the related Ground Lease have not been waived, modified, altered, satisfied, impaired, canceled,
                    subordinated or rescinded in any manner which materially
                    interferes with the security intended to be provided by such
                    Mortgage, except as set forth in an instrument or document contained in the related Mortgage File.

               (xlvi) Fee Simple and Leasehold Interest. If such Mortgage Loan is secured by the interest of the related Mortgagor under a Ground Lease and by the related fee interest, then (A) such fee interest is subject, and subordinated of record, to the related Mortgage, (B) the related Mortgage does not by its terms provide that it will be subordinated to the lien of any other mortgage or other lien upon such fee interest, and (C) upon occurrence of a default under the terms of the related Mortgage by the related Mortgagor, the mortgagee under such Mortgage Loan has the right
     (subject to the limitations and exceptions set forth in paragraph (v)
     above) to foreclose upon or otherwise exercise its rights with respect to such fee interest.

                                      B-15

               (xlvii) Tax Lot; Utilities. Each related Mortgaged Property constitutes one or more complete separate tax lots (or the related
     Mortgagor has covenanted to obtain separate tax lots and an escrow of funds in an amount sufficient to pay taxes resulting from a breach thereof has been established) or is subject to an endorsement under the related title insurance policy; and each related Mortgaged Property is served by a public or other acceptable water system, a public sewer (or, alternatively, a septic) system, and other customary utility facilities.

               (xlviii) Defeasance. If such Mortgage Loan is a Defeasance
     Mortgage Loan, the related Mortgage Loan documents require the related
     Mortgagor to pay all reasonable costs associated with the defeasance thereof, and either: (A) require the prior written consent of, and compliance with the conditions set by, the holder of such Mortgage Loan for defeasance or (B) require that (1) defeasance may not occur prior to the second anniversary of the Closing Date, (2) the Defeasance Collateral must be government securities within the meaning of Treasury regulations section
     1.860G-2(a)(8)(i) and must be sufficient to make all scheduled payments under the related Mortgage Note when due (assuming for each ARD Mortgage
     Loan that it matures on its Anticipated Repayment Date or on the date when any open prepayment period set forth in the related Mortgage Loan documents commences) or, in the case of a partial defeasance that effects the release of a material portion of the related Mortgaged Property, to make all scheduled payments under the related Mortgage Note on that part of such
     Mortgage Loan equal to at least 110% of the allocated loan amount of the portion of the Mortgaged Property being released, (3) an independent accounting firm (which may be the Mortgagor's independent accounting firm)
     certify that the Defeasance Collateral is sufficient to make such payments,
     (4) such Mortgage Loan be assumed by a successor entity designated by the holder of such Mortgage Loan (or by the Mortgagor with the approval of such lender), and (5) counsel provide an opinion letter to the effect that the
     Trustee (or, in the case of a Seller Outside Serviced Mortgage Loan, the related Outside Trustee) has a perfected security interest in such
     Defeasance Collateral prior to any other claim or interest.

               (xlix) Primary Servicing Rights. Except with respect to the
     Outside Servicers, no Person has been granted or conveyed the right to primary service such Mortgage Loan or receive any consideration in connection therewith except (A) as contemplated in the Pooling and
     Servicing Agreement with respect to primary servicers that are to be sub-servicers of the Master Servicer, (B) as has been conveyed to the
     Master Servicer, or (C) as has been terminated.

               (l) Mechanics' and Materialmen's Liens. As of origination and, to the Seller's actual knowledge, as of the Closing Date, (A) the related
     Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are not bonded, insured against or escrowed for, and (B) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage
     (unless affirmatively covered by the title insurance referred to in paragraph (xi) above (or an endorsement thereto)). The Seller has not received actual notice with respect to such Mortgage Loan that any mechanics' and materialmen's liens have encumbered such Mortgaged Property since origination that have not been released, bonded, insured against or escrowed for.

               (li) Due Date. Subject to any business day convention imposed by the related loan documents, the Due Date for such Mortgage Loan is scheduled to be the first day, the seventh day, the tenth day or the eleventh day of each month.

                                      B-16

               (lii) Assignment of Leases. Subject only to Permitted
     Encumbrances, the related Assignment of Leases set forth in or separate from the related Mortgage and delivered in connection with such Mortgage
     Loan establishes and creates a valid and, subject only to the exceptions and limitations in paragraph (v) above, enforceable first priority lien and first priority security interest in the related Mortgagor's right to receive payments due under any and all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the related Mortgaged Property subject to the related Mortgage, except that a license may have been granted to the related Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases; and each assignor thereunder has the full right to assign the same.

               (liii) Mortgagor Formation or Incorporation. To the Seller's knowledge, the related Mortgagor is a Person formed or incorporated in a jurisdiction within the United States.

               (liv) No Ownership Interest in Mortgagor. The Seller has no
     ownership interest in the related Mortgaged Property or the related
     Mortgagor other than as the holder of such Mortgage Loan being sold and assigned, and neither the Seller nor any affiliate of the Seller has any obligation to make any capital contributions to the related Mortgagor under the Mortgage or any other related Mortgage Loan document.

               (lv) No Undisclosed Common Ownership. To the Seller's knowledge, except where multiple properties secure an individual Mortgage Loan and except for properties securing Mortgage Loans that are cross-defaulted and cross-collateralized, no two properties securing Mortgage Loans are directly or indirectly under common ownership.

               (lvi) Loan Outstanding. Such Mortgage Loan has not been satisfied in full, and except as expressly contemplated by the related loan agreement or other documents contained in the related Mortgage File, no material portion of the related Mortgaged Property has been released.

               (lvii) Usury. Such Mortgage Loan complied with or was exempt from all applicable usury laws in effect at its date of origination.

               (lviii) ARD Mortgage Loan. If such Mortgage Loan is an ARD
     Mortgage Loan, then:

               (A)  the related Anticipated Repayment Date is not less than five years from the origination date for such Mortgage Loan;

               (B)  such Mortgage Loan provides that from the related
                    Anticipated Repayment Date through the maturity date for
                    such Mortgage Loan, all excess cash flow (net of normal
                    monthly debt service on such Mortgage Loan, monthly expenses reasonably related to the operation of the related Mortgaged
                    Property, amounts due for reserves established under such
                    Mortgage Loan, and payments for any other expenses,
                    including capital expenses, related to such Mortgaged
                    Property which are approved by mortgagee) will be applied to repay principal due under such Mortgage Loan;

                                      B-17

               (C)  no later than the related Anticipated Repayment Date, the related Mortgagor is required (if it has not previously done
                    so) to enter into a "lockbox agreement" whereby all revenue from the related Mortgaged Property will be deposited
                    directly into a designated account controlled by the
                    mortgagee under such Mortgage Loan; and

               (D)  the interest rate of such Mortgage Loan will increase by at least two (2) percentage points in connection with the
                    passage of its Anticipated Repayment Date.

               (lix) Appraisal. An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan; and
     such appraisal satisfied either (A) the requirements of the "Uniform
     Standards of Professional Appraisal Practice" as adopted by the Appraisal
     Standards Board of the Appraisal Foundation, or (B) the guidelines in Title
     XI of the Financial Institutions Reform, Recovery and Enforcement Act of
     1989, in either case as in effect on the date such Mortgage Loan was originated.

                                      B-18

                                   SCHEDULE I

                                 LB-UBS 2008-C1

                  Exceptions to Representations and Warranties

                                      Sch I-1

                       Schedule I - Schedule of Exceptions

                                 LB-UBS 2008-C1

                  Exceptions to Representations and Warranties

General notes regarding the Mortgage Loan known as Chevy Chase Center:

1.   The Mortgage Loan known as Chevy Chase Center was originated by Teachers
     Insurance and Annuity Association of America, a New York corporation, on
     October 20, 2006, and subsequently sold to the Seller on March 20, 2007
     (the "Purchase Date"). Other than with respect to Representations #34 and
     50, all references in the representations and warranties to the date of origination of the Mortgage Loan shall refer to the Purchase Date.

2.   The Mortgage Loan known as Chevy Chase Center is also structured with the related promissory note secured by a guaranty agreement (rather than a deed of trust), which guaranty agreement from the related property owner (the
     "IDOT Grantor"), in favor of the lender covers all of the obligations under the related promissory note. All of the obligations under the related guaranty agreement are secured by an indemnity deed of trust ("IDOT"). With respect to certain of the representations and warranties, with respect to these Mortgage Loans, statements regarding the borrower relate to the guarantor, as the owner of the respective Mortgaged Property.

Control No.  Representation              Property                          Issue
------------------------------------------------------------------------------------------------------------------------------------

4            3                           Westin Charlotte                  In addition to the Mortgage Loan, the related Mortgaged
                                                                           Property secures one additional pari passu A note in
             Ownership of Mortgage Loan                                    the aggregate principal balance of $180,000,000.

12           3                           Sears Tower                       In addition to the Mortgage Loan, the related Mortgaged
                                                                           Property secures six additional pari passu A notes and
             Ownership of Mortgage Loan                                    one additional subordinate B note in the aggregate
                                                                           principal balance of $780,000,000.

2            5                           Chevy Chase Center                The guarantor of the recourse obligations in not a
                                                                           natural person. The recourse carveout guaranty is from
             Loan Document Status                                          The Chevy Chase Land Company of Montgomery County,
                                                                           Maryland, a Maryland corporation.

4            5                           Westin Charlotte                  The guarantor of the recourse obligations in not a
                                                                           natural person. There are two guarantors - Starport I,
             Loan Document Status                                          LLC, is the guarantor for the recourse obligations
                                                                           generally. Portman Financial, Inc. is liable for
                                                                           certain recourse obligations up to an amount equal to
                                                                           10% of the outstanding principal balance of the
                                                                           Mortgage Loan.

5            5                           Computer Sciences Building        The guarantor of the recourse obligations in not a
                                                                           natural person. The recourse carveout guaranty is from
             Loan Document Status                                          UrbanAmerica, L.P. II, a Delaware limited partnership.

17           5                           Walgreens - North Andover         There is no separate guarantor of recourse carveouts.

44           Loan Document Status        Walgreens - Clarence

                                       -2-

Control No.  Representation              Property                          Issue
------------------------------------------------------------------------------------------------------------------------------------

N/A          5                           Most Properties                   With respect to the nonrecourse carveout guaranty
                                                                           concerning fraud, certain of the guarantors have only
             Loan Document Status                                          agreed to be liable in connection with and to the
                                                                           extent of any material fraud or material intentional
                                                                           fraud or material misrepresentations or material
                                                                           intentional misrepresentation by the related mortgagor.

                                                                           With respect to the nonrecourse carveout covering
                                                                           misapplication or misappropriation, some guarantors
                                                                           have agreed to cover "misapplication or conversion" or
                                                                           "misappropriation or conversion" and some such
                                                                           non-recourse carve-outs apply only during the
                                                                           continuance of an event of default or with respect to
                                                                           material misapplication or misappropriation.

                                                                           Certain of the loans are recourse in limited
                                                                           circumstances.

2            8                           Chevy Chase Center                One unrecorded lease agreement exists with respect to
                                                                           the related Mortgaged Property, which does not limit
             First Lien                                                    clause (D) of the definition of "Permitted
                                                                           Encumbrances" to "rights of tenants as tenants only."
                                                                           However, the tenant does not have any purchase options
                                                                           with respect to any portion of the related Mortgaged
                                                                           Property.

4            8                           Westin Charlotte                  In addition to the Mortgage Loan, the related Mortgaged
                                                                           Property secures one additional pari passu A note in
             First Lien                                                    the aggregate principal balance of $180,000,000.

12           8                           Sears Tower                       In addition to the Mortgage Loan, the related Mortgaged
                                                                           Property secures six additional pari passu A notes and
             First Lien                                                    one additional subordinate B note in the aggregate
                                                                           principal balance of $780,000,000.

                                      -3-

Control No.  Representation              Property                          Issue
------------------------------------------------------------------------------------------------------------------------------------

2            11                          Chevy Chase Center                One unrecorded lease agreement exists with respect to
                                                                           the related Mortgaged Property, which does not limit
             Title Insurance                                               clause (D) of the definition of "Permitted
                                                                           Encumbrances" to "rights of tenants as tenants only."
                                                                           However, the tenant does not have any purchase options
                                                                           with respect to any portion of the related Mortgaged
                                                                           Property.

4            11                          Westin Charlotte                  In addition to the Mortgage Loan, the related Mortgaged
                                                                           Property secures one additional pari passu A note in
             Title Insurance                                               the aggregate principal balance of $180,000,000.

12           11                          Sears Tower                       In addition to the Mortgage Loan, the related Mortgaged
                                                                           Property secures six additional pari passu A notes and
             Title Insurance                                               one additional subordinate B note in the aggregate
                                                                           principal balance of $780,000,000.

4            12                          Westin Charlotte                  If terrorism coverage is excluded from the Mortgagor's
                                                                           "all-risk" insurance policy, the Mortgagor is obligated
             Property Insurance                                            to obtain an endorsement or a separate policy for such
                                                                           coverage to the extent obtainable for annual premiums
                                                                           of not in excess of $250,000. This new, separate policy
                                                                           need only cover "hard" replacement costs with respect
                                                                           to terrorism incidents.

12           12                          Sears Tower                       The related Mortgagor has the right, subject to the
                                                                           satisfaction of certain conditions, to provide all or a
             Property Insurance                                            portion of the insurance it is required to maintain
                                                                           under the related loan documents through an insurance
                                                                           company that is wholly owned by an affiliate of such
                                                                           related borrower. The related Mortgagor currently
                                                                           maintains such insurance for casualties in excess of
                                                                           $1,000,000,000. Such insurance company has been
                                                                           established in the District of Columbia and therefore
                                                                           is subject to the supervision of and the insurance laws
                                                                           and regulations of the District of Columbia, the

                                      -4-

Control No.  Representation              Property                          Issue
------------------------------------------------------------------------------------------------------------------------------------

                                                                           District of Columbia Commissioner of Insurance ("the
                                                                           Commissioner") and such laws and regulations are
                                                                           designed to assure the solvency of such captive
                                                                           insurance company. In particular, such captive
                                                                           insurance company is subject to restrictions upon its
                                                                           licensors, delinquency proceedings instituted by the
                                                                           Commissioner and resulting delays or failures to pay
                                                                           under its policy covering the related mortgaged
                                                                           property and the related Mortgagor will not have access
                                                                           to state guaranty funds in such an event. To the extent
                                                                           that such captive insurance company buys third party
                                                                           reinsurance coverage and the third party reinsurers
                                                                           fail to pay, the captive insurance company may not have
                                                                           sufficient funds to pay claims under the policy issued
                                                                           to the related borrower. Pursuant to the loan
                                                                           documents, such captive insurance company is required
                                                                           to secure reinsurance for all required coverage except
                                                                           terrorism acts covered by TRIA and the deductible
                                                                           permitted under the loan documents. Because such
                                                                           captive insurance company is a wholly owned subsidiary
                                                                           of an affiliate of the related borrower, to the extent
                                                                           that such affiliate becomes subject to a bankruptcy
                                                                           proceeding and the independent corporate existence of
                                                                           such captive insurance company is not respected, the
                                                                           assets of such captive insurance company could be
                                                                           applied to satisfy the claims of the creditors of such
                                                                           affiliate rather than the related borrower.

                                                                           In addition, in the case of a non-certified terrorism
                                                                           event, 12 months of business interruption is not
                                                                           required.

                                      -5-

Control No.  Representation              Property                          Issue
------------------------------------------------------------------------------------------------------------------------------------

27           12                          Walgreens - Worcester             The loan documents do not require such forms of insurance
                                                                           for so long as the Mortgaged Property is self-insured by
29           Property Insurance          Walgreens - Staten Island         the tenant pursuant to the terms of the lease. The tenant
                                                                           has elected to self-insure the property in accordance
                                                                           with the terms of the lease.

34                                       Walgreens - Windham               Walgreens carries terrorism coverage, although it is not
                                                                           obligated to under each lease. Until a transfer of the
                                                                           Mortgaged Property to a third party, the Mortgagor is not
35                                       Walgreens - New Bedford           required to maintain insurance coverage for loss, cost,
                                                                           damage or liability caused by "terrorism" or "terrorist
36                                       Walgreens - Yarmouth              acts", however upon the Transfer of the Mortgaged
                                                                           Property subject to the Mortgage to a party other than
37                                       Walgreens - Hampstead             the named Mortgagor then such party shall maintain
                                                                           terrorism insurance but Mortgagor shall not be required
38                                       Walgreens - Woodbury              to incur a cost for any loss, cost, damage or liability
                                                                           caused by "terrorism" or "terrorist acts" (even if
                                                                           Walgreens is still maintaining insurance coverage) where
                                                                           the premium for such coverage is in excess of the sum of
                                                                           $3,500 (the "Terrorism Insurance Cap") for the then
                                                                           current annual policy period. In the event that the
                                                                           annual premium for any such terrorism coverage exceeds
                                                                           the Terrorism Insurance Cap, the Mortgagor is required to
                                                                           obtain and maintain terrorism coverage providing coverage
                                                                           for as much loss, cost, damage and liability caused by
                                                                           "terrorism" or "terrorist acts" as is available for a
                                                                           premium equal to the Terrorism Insurance Cap.

                                       -6-

Control No.  Representation              Property                          Issue
------------------------------------------------------------------------------------------------------------------------------------

16           12                          Home Depot - Vallejo              The loan documents do not require such forms of insurance
                                                                           for so long as the Mortgaged Property is self-insured by
             Property Insurance                                            the tenant pursuant to the terms of the lease. The tenant
                                                                           has elected to self-insure the property in accordance
                                                                           with the terms of the lease.

                                                                           For so long as the tenant maintains a rating of at least
                                                                           "BBB-" from S&P, the borrower (or the tenant as
                                                                           self-insurer) does not have to maintain business
                                                                           interruption insurance and does not need to maintain a
                                                                           supplementary insurance policy to cover Home Depot's
                                                                           self-insured retention of $5,000,000 for casualty
                                                                           insurance and $1,000,000 with respect to liability
                                                                           insurance.

17           12                          Walgreens - North Andover         The loan documents do not require such forms of insurance
                                                                           for so long as the Mortgaged Property is self-insured by
44           Property Insurance          Walgreens - Clarence              the tenant pursuant to the terms of the lease and the
                                                                           tenant maintains a senior unsecured debt rating of "BBB"
                                                                           by S&P. The tenant has elected to self-insure the
                                                                           property in accordance with the terms of the lease.

                                                                           If terrorism coverage is not available under the
                                                                           "all-risk" insurance policy, the Mortgagor must maintain
                                                                           a stand-alone insurance policy, the cost of which is
                                                                           capped at twice the cost of the previous year's insurance
                                                                           premiums for all policies of insurance.

12           16                          Sears Tower                       In addition to the Mortgage Loan, the related Mortgaged
                                                                           Property secures a $100,000,000 subordinate B note and a
             Subordinate Debt                                              $68,330,000 subordinate Note A-3-B (which is not
                                                                           subordinate to the whole loan collectively, but is only
                                                                           subordinate to the Mortgage Loan and a $185,000,000 pari
                                                                           passu Note A-3-A-2).

                                       -7-

Control No.  Representation              Property                          Issue
------------------------------------------------------------------------------------------------------------------------------------

17           16                          Walgreens - North Andover         The loan documents permit the equity owners of the
                                                                           Mortgagor to obtain future mezzanine financing subject to
44           Subordinate Debt            Walgreens - Clarence              satisfaction of conditions contained in the loan
                                                                           documents.

N/A          16                          All Properties                    The loan documents allow the borrower to incur certain
                                                                           trade payables and equipment financing up to a
             Subordinate Debt                                              predetermined amount, which is generally less than or
                                                                           equal to 5% of the loan amount.

2            19                          Chevy Chase Center                The environmental indemnitors are not a natural person,
                                                                           but rather The Chevy Chase Land Company of Montgomery
             Environmental Conditions                                      County, Maryland, a Maryland corporation and Chevy Chase
                                                                           Center, LLC, a Maryland limited liability company.

4            19                          Westin Charlotte                  The environmental guarantor is not a natural person, but
                                                                           rather Starport I, LLC, a Delaware limited liability
             Environmental Conditions                                      company. The related environmental indemnity agreement
                                                                           contains an exception for "dimunition of value."

5            19                          Computer Sciences Building        The environmental guarantor is not a natural person, but
                                                                           rather UrbanAmerica, L.P. II, a Delaware limited
             Environmental Conditions                                      partnership. The related Mortgagor is an additional
                                                                           indemnitor under the related environmental indemnity
                                                                           agreement.

                                       -8-

Control No.  Representation              Property                          Issue
------------------------------------------------------------------------------------------------------------------------------------

12           19                          Sears Tower                       The environmental report was conducted more than 12
                                                                           months prior to the Cut-off Date.

17           Environmental Conditions    Walgreens - North Andover

27                                       Walgreens - Worcester

29                                       Walgreens - Staten Island

34                                       Walgreens - Windham

36                                       Walgreens - Yarmouth

37                                       Walgreens - Hampstead

38                                       Walgreens - Woodbury

44                                       Walgreens - Clarence

17           19                          Walgreens - North Andover         There is no separate environmental guarantor.

44           Environmental Conditions    Walgreens - Clarence

N/A          21                          All Properties                    The Seller makes no representation regarding the
                                                                           bankruptcy or insolvency of any tenant at a Mortgaged
             Bankruptcy                                                    Property.

4            24                          Westin Charlotte                  The Mortgage Loan is not a whole loan but is one of two
                                                                           pari passu notes, each evidencing an interest in a whole
             Whole Loan                                                    loan with an original aggregate principal balance of
                                                                           $185,000,000.

                                       -9-

Control No.  Representation              Property                          Issue
------------------------------------------------------------------------------------------------------------------------------------

12           24                          Sears Tower                       The Mortgage Loan is not a whole loan but is one of eight
                                                                           A/B promissory notes, each evidencing an interest in a
             Whole Loan                                                    whole loan with an original aggregate principal balance
                                                                           of $780,000,000.

17           25                          Walgreens - North Andover         The loan documents permit the equity owners of the
                                                                           Mortgagor to obtain future mezzanine financing subject to
44           Due-on-Encumbrance          Walgreens - Clarence              satisfaction of conditions contained in the loan
                                                                           documents.

N/A          25                          All Properties                    The loan documents allow the Mortgagor to incur certain
                                                                           trade payables and equipment financing up to a
             Due-on-Encumbrance                                            predetermined amount, which is generally less than or
                                                                           equal to 5% of the loan amount.

N/A          26                          All Properties                    Most of the loan documents provide, subject to certain
                                                                           conditions, that transfers of direct and/or indirect
             Due-on-Sale                                                   interest in the related mortgagor and/or the related
                                                                           mortgaged property upon the death of any natural person
                                                                           which holds such interest(s) will not constitute a
                                                                           transfer of direct and/or indirect interest in mortgagor
                                                                           and/or mortgaged property so long as, among other things
                                                                           as set forth in loan documents: (i) all of the direct
                                                                           and/or indirect interests of such decedent in the
                                                                           mortgagor and/or the mortgaged property are held and
                                                                           remain the property of the legal representative of such
                                                                           decedent's estate; (ii) the mortgaged property continues
                                                                           to be managed in a manner acceptable to the mortgagee and
                                                                           (iii) within thirty (30) days of such death, mortgagor
                                                                           delivers notice thereof to the mortgagee and thereafter
                                                                           provides the mortgagee with such information as may be
                                                                           reasonably requested by the mortgagee as to the continued
                                                                           management of the mortgaged property.

2            27                          Chevy Chase Center                Each of these Mortgage Loans, either individually or
                                                                           collectively to the same or an

                                      -10-

Control No.  Representation                   Property                     Issue
------------------------------------------------------------------------------------------------------------------------------------

Various      Mortgagor Concentration          Walgreens loans (other than  Affiliated Mortgagor, represents more than 5% of the
                                              Walgreens - North Andover    Initial Pool Balance.
                                              and Walgreens - Clarence)

5            30                               Computer Sciences Building   The Mortgaged Property is subject to that certain
                                                                           Easement and Restrictive Covenant Agreement (the "REA")
             Property Release                                              dated November 21, 2007, by and between Vingarden
                                                                           Associates, a Maryland Limited Partnership and Mortgage
                                                                           Computer Sciences Building Mortgagor, under which parking
                                                                           required under the tenant's lease is provided on property
                                                                           that is not owned by the related Mortgagor. Vingarden
                                                                           Associates is the owner of parcels of properties adjacent
                                                                           to the Property (the "Outerparcels"), is the prior owner
                                                                           of the Mortgaged Property and prior landlord under the
                                                                           CSC lease. The REA provides, among other things, an
                                                                           easement to allow for the use of the Outerparcels for
                                                                           parking purposes as required under the CSC lease. In the
                                                                           event Vingarden Associates shall elect to develop the
                                                                           Outerparcels, they shall be required to construct and
                                                                           provide parking facilities to the related Mortgaged
                                                                           Property and shall deliver ownership of such parking
                                                                           facility to the related Mortgagor. The loan agreement
                                                                           provides (i) the terms and conditions under which REA may
                                                                           be modified and (ii) the requirements prior to a transfer
                                                                           of a parking facility, including certain environmental
                                                                           and zoning-related requirements, and that the
                                                                           newly-acquired parking facility will become part of the
                                                                           related Mortgaged Property.

                                      -11-

Control No.  Representation                   Property                     Issue
------------------------------------------------------------------------------------------------------------------------------------

16           31                               Home Depot - Vallejo         A permanent certificate of occupancy for Home Depot has
                                                                           not been received as of the date hereof. A temporary
             Qualifications; Licensing;                                    certificate of occupancy has been received. The loan
             Zoning                                                        documents contain a non-recourse carveout against the
                                                                           Mortgagor and the guarantor for the lender's losses
                                                                           sustained in connection with the absence of the permanent
                                                                           certificate of occupancy.

26           31                               Banco Popular - Bronx        As of the closing date of the Mortgage Loan, certain
                                                                           building code violations were outstanding with respect to
             Qualifications; Licensing;                                    the Mortgaged Property. The related Guarantor, through a
             Zoning                                                        non-recourse carveout, is liable for losses sustained by
                                                                           the lender in respect of such violations.

28           31                               Chestnut Hill Centre         As of the closing date of the Mortgage Loan, certain
                                                                           building code violations were outstanding with respect to
             Qualifications; Licensing;                                    the Mortgaged Property. The Mortgagor is obligated to use
             Zoning                                                        good faith efforts to correct such violations, and the
                                                                           Mortgage Loan is recourse to the Mortgagor and the
                                                                           Guarantor for any losses resulting from these violations.

2            32                               Chevy Chase Center           There is no specific requirement in the loan documents
                                                                           that the Mortgagor provide the lender with operating
             Property Financial Information                                statements, rent rolls or other information on a
                                                                           quarterly basis. However, the loan documents do require
                                                                           that the Mortgagor provide the lender with financial
                                                                           information with respect to the Mortgaged Property as
                                                                           reasonably requested by the lender.

5            32                               Computer Sciences Building   Audited financial statements were not required for the
                                                                           stub calendar year ending December 31, 2007.
             Property Financial Statements

                                      -12-

Control No.  Representation                   Property                     Issue
------------------------------------------------------------------------------------------------------------------------------------

16           32                               Home Depot - Vallejo         Monthly rent rolls are only required prior to
                                                                           securitization.
             Property Financial Statements

N/A          32                               Most Properties              Annual rent rolls are not required, but the borrower is
                                                                           required to provide monthly and/or quarterly rent rolls.
             Property Financial Statements

2            33                               Chevy Chase Center           The Mortgagor is not a Single Purpose Entity, although
                                                                           its organizational documents do contain provisions to the
             Single Purpose Entity                                         effect that the Mortgagor (A) was formed solely for the
                                                                           purpose of entering into the Chevy Chase Center Mortgage
                                                                           Loan which is guaranteed by the IDOT Grantor and secured
                                                                           by the Chevy Chase Center Mortgaged Property, (B) may not
                                                                           engage in any business other than any business necessary,
                                                                           incidental and appropriate to accomplish such purpose,
                                                                           (C) does not have any material assets other than those
                                                                           related to its interest in and operation of the Mortgaged
                                                                           Property and (D) may not incur indebtedness other than as
                                                                           permitted by the related Mortgage or other loan
                                                                           documents.

                                                                           The Mortgagor is a single member Maryland limited
                                                                           liability company. The Mortgagor's operating agreement
                                                                           provides that to the extent permitted under applicable
                                                                           law, the Mortgagor shall not dissolve or liquidate upon
                                                                           the bankruptcy, dissolution, liquidation or death of its
                                                                           sole member. However, no opinion of Maryland counsel
                                                                           confirming that Maryland is a jurisdiction that permits
                                                                           continued existence, nor any non-consolidation opinion
                                                                           with respect to the Mortgagor were obtained at
                                                                           origination.

                                                                           The IDOT Grantor for the Mortgage Loan,

                                      -13-

Control No.  Representation                   Property                     Issue
------------------------------------------------------------------------------------------------------------------------------------

                                                                           which owns the related Mortgaged Property, is not a
                                                                           Single Purpose Entity and contains no separateness
                                                                           covenants in its organizational documents. No bankruptcy
                                                                           or non-consolidation opinion was obtained at origination
                                                                           for the IDOT Grantor.

2            37                               Chevy Chase Center           The Seller makes this representation and warranty to its
                                                                           actual knowledge only.
             Trustee Under Deed of Trust

4            38                               Westin Charlotte             In addition to the Mortgage Loan, the related Mortgaged
                                                                           Property secures one additional pari passu A note not in
             Cross-Collateralization                                       the Trust Fund in the aggregate principal balance of
                                                                           $180,000,000.

12           38                               Sears Tower                  In addition to the Mortgage Loan, the related Mortgaged
                                                                           Property secures six additional pari passu A notes and
             Cross-Collateralization                                       one additional subordinate B note not in the Trust Fund
                                                                           in the aggregate principal balance of $780,000,000.

12           40                               Sears Tower                  The engineering assessment was conducted more than 12
                                                                           months prior to the Cut-off Date.
34           Engineering Assessments          Walgreens - Windham

37                                            Walgreens - Hampstead

44                                            Walgreens - Clarence

16           42                               Home Depot - Vallejo         A permanent certificate of occupancy for Home Depot has
                                                                           not been received as of the date hereof. A temporary
             Licenses and Permits                                          certificate of occupancy has been received. The loan
                                                                           documents contain a non-recourse carveout against the
                                                                           Mortgagor and the guarantor for the lender's losses
                                                                           sustained in connection with the absence of the permanent
                                                                           certificate of occupancy.

                                      -14-

Control No.  Representation                   Property                     Issue
------------------------------------------------------------------------------------------------------------------------------------

26           42                               Banco Popular - Bronx        As of the closing date of the Mortgage Loan, certain
                                                                           building code violations were outstanding with respect to
             Licenses and Permits                                          the Mortgaged Property. The related Guarantor, through a
                                                                           non-recourse carveout, is liable for losses sustained by
                                                                           the lender in respect of such violations.

28           42                               Chestnut Hill Centre         As of the closing date of the Mortgage Loan, certain
                                                                           building code violations were outstanding with respect to
             Licenses and Permits                                          the Mortgaged Property. The Mortgagor is obligated to use
                                                                           good faith efforts to correct such violations, and the
                                                                           Mortgage Loan is recourse to the Mortgagor and the
                                                                           Guarantor for any losses resulting from these violations.

4            45                               Westin Charlotte             (x) The Mortgagor, as ground lessee, has the right to
                                                                           terminate the Ground Lease upon a total
             Leasehold Interest Only                                       casualty/condemnation whereby the related Mortgagor is
                                                                           deemed to have exercised its option to purchase in such
                                                                           scenario and $13,000,000 (or such lesser amount paid to
                                                                           the ground lessor under the Ground Lease) of the
                                                                           insurance proceeds/award first get paid to the City of
                                                                           Charlotte.

N/A          48                               Certain Properties           The defeasance collateral can consist of, in addition to
                                                                           what is listed in representation (xlviii), (A)
             Defeasance                                                    non-callable instruments, which (a) will not cause the
                                                                           REMIC trust to fail to maintain its status as a "real
                                                                           estate mortgage investment conduit," (b) will not result
                                                                           in a ratings reduction, downgrade or withdrawal, (c) are
                                                                           then outstanding and (d) are then being generally
                                                                           accepted by the rating agencies without any reduction,
                                                                           downgrade or withdrawal of the applicable ratings, or (B)
                                                                           non-redeemable securities evidencing an obligation to
                                                                           timely pay principal and/or interest in a timely manner
                                                                           that are (a) direct obligations of the united states for
                                                                           payment of which its full faith and credit is pledged or

                                      -15-

Control No.  Representation                   Property                     Issue
------------------------------------------------------------------------------------------------------------------------------------

                                                                           (b) "government securities" within the meaning of Section
                                                                           2(a)(16) of the Investment Company Act of 1940.

2            51                               Chevy Chase Center           The Due Date of the Mortgage Loan is the first day of
                                                                           each month, but the Mortgage Loan is also subject to a
             Due Date                                                      grace period of five days.

N/A          51                               Certain Properties           The Due Date of the Mortgage Loan is the ninth day of
                                                                           each month.
             Due Date

4            52                               Westin Charlotte             In addition to the Mortgage Loan, the related Mortgaged
                                                                           Property secures one additional pari passu A note not in
             Assignment of Leases                                          the Trust Fund in the aggregate principal balance of
                                                                           $180,000,000.

12           52                               Sears Tower                  In addition to the Mortgage Loan, the related Mortgaged
                                                                           Property secures six additional pari passu A notes and
             Assignment of Leases                                          one additional subordinate B note not in the Trust Fund
                                                                           in the aggregate principal balance of $780,000,000.

2            59                               Chevy Chase Center           The Seller makes this representation and warranty solely
                                                                           with respect to an appraisal that was conducted with
             Appraisal                                                     respect to the Mortgaged Property on June 21, 2007.

                                      -16-

                                    EXHIBIT C

                                      NONE

                                       C-1

                                  EXHIBIT C-1

                   [OPINION OF CADWALADER, WICKERSHAM & TAFT]

                                 April 29, 2008

Addressees Listed on Schedule A

     Re:  LB-UBS Commercial Mortgage Securities Trust 2008-C1,
          Commercial Mortgage Pass-Through Certificates, Series 2008-C1
          (the "Certificates")

Ladies and Gentlemen:

          We are rendering this opinion pursuant to the Mortgage Loan Purchase
Agreement, dated as of April 17, 2008 (the "Purchase Agreement"), between UBS
Real Estate Securities Inc. (the "Company") and Structured Asset Securities
Corporation II (the "Depositor"). We have acted as special counsel to the
Company in connection with (i) the proposed sale by the Company and the purchase by the Depositor of the mortgage loans that are described and set forth in the
Purchase Agreement (the "Mortgage Loans") and (ii) the acknowledgement by the
Company of certain sections of the Underwriting Agreement, dated as of April 17,
2008 (the "Underwriting Agreement" and, together with the Purchase Agreement, the "Agreements"), by and among the Depositor, Lehman Brothers Inc., UBS
Securities LLC and Banc of America Securities LLC and acknowledged with respect to certain sections by the Company and Lehman Brothers Holdings Inc. Capitalized
terms used herein but not defined herein have the respective meanings given them in the Agreements.

          In rendering the opinions set forth below, we have examined and relied upon the originals, copies or specimens, certified or otherwise identified to our satisfaction, of the Agreements and such certificates, corporate and public records, agreements and instruments and other documents, including, among other things, the documents delivered on the date hereof, as we have deemed appropriate as a basis for the opinions expressed below. In such examination we have assumed the genuineness of all signatures, the authenticity of all documents, agreements and instruments submitted to us as originals, the conformity to original documents, agreements and instruments of all documents, agreements and instruments submitted to us as copies or specimens, the authenticity of the originals of such documents, agreements and instruments submitted to us as copies or specimens, and the accuracy of the matters set forth in the documents, agreements and instruments we reviewed. As to matters of fact relevant to the opinions expressed herein, we have relied upon, and assumed the accuracy of, the representations and warranties contained in the Agreements and we have relied upon certificates and oral or written statements and other information obtained from the Company, the other parties to the transaction referenced herein, and public officials. Except as expressly set forth herein, we have not undertaken any independent investigation (including, without limitation, conducting any review, search or investigation of any public files, records or dockets) to determine the existence or absence of the facts that are material to our opinions, and no inference as to our knowledge concerning such facts should be drawn from our reliance on the representations of the Company and others in connection with the preparation and delivery of this letter.

          References in this letter to "Applicable Laws" shall mean those laws, rules and regulations of the State of New York an of the United States of
America which, in our experience, are normally applicable to transactions of the type contemplated by the Agreements, as well as the General Corporation Law of the State of Delaware with respect to the opinions referred to in paragraph 2 below. While we are not licensed to practice law in the State of Delaware, we have reviewed applicable provisions of the Delaware General Corporation Law as we have deemed appropriate in connection with the opinions expressed herein.
Except as described we have neither examined nor do we express any opinion with respect to Delaware law.

          We have also assumed that all documents, agreements and instruments have been duly authorized, executed and delivered by all parties thereto, that all such parties are validly existing and in good standing under the laws of their respective jurisdictions of organization, that all such parties had the power and legal right to execute and deliver all such documents, agreements and instruments, and (other than with respect to the Company) that such documents, agreements and instruments are legal, valid and binding obligations of such parties, enforceable against such parties in accordance with their respective terms. As used herein, "to our knowledge", "known to us" or words of similar import mean the actual knowledge, without independent investigation, of any lawyer in our firm actively involved in the transactions contemplated by the
Agreements.

          We express no opinion concerning any law other than Applicable Laws.

          Based upon and subject to the foregoing, we are of the opinion that

          1. The Agreements constitute a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, receivership or other laws relating to or affecting creditors' rights generally, and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), and except that the enforcement of rights with respect to indemnification and contribution obligations and provisions (a) purporting to waive or limit rights to trial by jury, oral amendments to written agreements or rights of set-off, (b) relating to submission to jurisdiction, venue or service of process, or (c) purporting to prohibit, restrict or condition the assignment of, or the grant of a security interest in, rights under the Agreements, or property subject thereto, may be limited by applicable law or considerations of public policy.

                                                                               2

          2. None of the sale of the Mortgage Loans, the consummation by the
Company of any of the other transactions contemplated by the Agreements to which it is a party or the execution, delivery and performance by the Company of the terms of the Agreement to which it is a party will conflict with, or result in the violation of, any Applicable Laws that are applicable to the Company.

          We are furnishing this letter to you solely for your benefit in connection with the transactions referred to herein. Without our prior written consent, this letter is not to be relied upon, used, circulated, quoted or otherwise referred to by, or assigned to, any other person (including any person that acquires any Certificates from you or that seeks to assert your rights in respect of this letter (other than your successor in interest by means of merger, consolidation, transfer of a business or other similar transaction)) or for any other purpose.

          In addition, we disclaim any obligation to update this letter for changes in fact or law, or otherwise.

                                Very truly yours,

                                                                               3

                                   SCHEDULE A

Structured Asset Securities Corporation II
745 Seventh Avenue
New York, New York  10019

Standard & Poor's
a division of The McGraw-Hill Companies, Inc.
55 Water Street, 41st Floor
New York, New York  10041

Moody's Investors Services, Inc.
99 Church Street, 4th Floor
New York, New York  10041

Lehman Brothers Inc.
745 Seventh Avenue
New York, New York  10019

UBS Securities LLC
1285 Avenue of the Americas, 11th Floor
New York, New York 10019

Banc of America Securities LLC
214 North Tryon Street
Charlotte, North Carolina 28255

LaSalle Bank National Association
135 South LaSalle Street
Suite 1625
Chicago, Illinois 60603

                                      C-1-1

                                   EXHIBIT C-2

                             [UBS IN-HOUSE OPINION]

                                [UBS Letterhead]

                                 April 29, 2008

TO THE PERSONS ON THE ATTACHED SCHEDULE A

     Re:  LB-UBS Commercial Mortgage Trust 2008-C1, Commercial Mortgage
          Pass-Through Certificates, Series 2008-C1

Ladies and Gentlemen:

     I am Managing Director and Counsel of UBS AG. UBS Real Estate Securities
Inc., a Delaware corporation ("UBSRESI"), is a wholly-owned subsidiary of UBS
AG. I have been asked to deliver this letter in connection with (i) the sale by
UBSRESI and the purchase by Structured Asset Securities Corporation II (the
"Depositor") of certain multi-family and commercial mortgage loans pursuant to the Mortgage Loan Purchase Agreement, dated as of April 17, 2008 (the "MLPA"), between UBSRESI, as seller, and the Depositor, as purchaser, (ii) the acknowledgement by UBSRESI of certain sections of the Underwriting Agreement, dated as of April 17, 2008 (the "Underwriting Agreement"), by and among the
Depositor, Lehman Brothers Inc., UBS Securities LLC and Banc of America
Securities LLC and acknowledged with respect to certain sections by UBSRESI and
Lehman Brothers Holdings Inc. and (iii) the Indemnification Agreement, dated as of April 17, 2008 (the "Indemnification Agreement," and together with the MLPA and the Underwriting Agreement, the "Agreements"), between UBSRESI and the
Depositor. Capitalized terms used and not otherwise defined herein have the meanings given or applicable to such terms in the Agreements.

     I, or others under my supervision, have examined such documents as I believe are necessary or appropriate for the purposes of this letter, including the certificate of incorporation and by-laws of UBSRESI and the Agreements and all exhibits attached thereto. In reaching the opinions set forth in this letter, I have assumed without investigation that there are no facts inconsistent with the assumptions made in paragraphs A through D below:

     A. All signatures of the parties, other than UBSRESI, on all documents are genuine. Each person executing any such instrument, document or agreement, whether individually or on behalf of a firm or a business entity, other than
UBSRESI, is duly authorized to do so.

     B. All documents submitted as originals are authentic, and all photostatic copies, and all copies certified by a governmental custodian or a party to the transaction, conform to authentic original documents.

                                     C-1-1

     C. All natural persons, including all persons acting on behalf of a business entity, are legally competent.

     D. All other parties to documents, other than UBSRESI, have the requisite power and authority to consummate the transactions contemplated by the
Agreements and to execute and deliver the applicable documents.

     Based on my review of the foregoing and such other considerations of law and fact as I believe to be relevant, and subject to the limitations, assumptions and qualifications set forth herein, I am of the opinion that:

     1. Each of the Agreements has been duly authorized, executed and delivered by UBSRESI.

     2. UBSRESI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite corporate power and authority to enter into and perform its obligations under each of the Agreements.

     3. The execution, delivery and performance of the terms of the Agreements will not result in the breach or violation of or a default under any material order or decree of any court, regulatory body, administrative agency or governmental body having jurisdiction over UBSRESI and known to me as being applicable to UBSRESI.

     4. To my knowledge, there is no action, suit or proceeding against, or investigation of, UBSRESI, pending or threatened against UBSRESI before any court, administrative agency or other tribunal which, either individually or in the aggregate, (a) asserts the invalidity of the Agreements, (b) seeks to prevent the consummation of any of the transactions contemplated by the
Agreements or (c) would materially and adversely affect (i) the performance by
UBSRESI of its obligations under, or the validity or enforceability of, any of the Agreements, or (ii) any rights with regard to the Mortgaged Properties or the Mortgage Loans.

     5. To the best of my knowledge, no consent, approval, authorization or order of, and no filing or registration with, any State of New York or federal court or governmental agency or regulatory body, the absence of which would have a material adverse effect on UBSRESI or the transactions contemplated by the
Agreements, is required on the part of UBSRESI for the execution, delivery or performance by UBSRESI of the Agreements, except those which have been obtained and are in full force and effect and except for such recordation of the assignments of the Mortgages or the reassignments of assignments of leases and rents and profits or filings of UCC Financing statements that have not yet been completed.

     6. The execution, delivery and performance by UBSRESI of, and the consummation of the transactions contemplated by, the Agreements do not and will not conflict with, or result in a violation of, any term or provision of the certificate of incorporation or bylaws of UBSRESI or result in a breach of, constitute a default under, require any consent under, or result in the acceleration or require prepayment of any indebtedness pursuant to the terms of any agreement or instrument, of which I have actual knowledge, to which UBSRESI is a party or by which it is bound or to which it is subject, or result in the creation or imposition of any lien upon any property of UBSRESI pursuant to the terms of

                                     C-1-2

any such agreement or instrument, any of which occurrences, either in any one instance or in the aggregate, would call into question the validity of the
Agreements or be reasonably likely to impair materially the ability of UBSRESI to perform under the terms of the Agreements.

     In addition to the assumptions and qualifications set forth above, the opinions herein are also subject to the following qualifications:

     1. I am a member of the Bar of the State of New York, and the opinions expressed herein concern only the laws of the State of New York, as currently in effect, the General Corporation Law of the State of Delaware, as currently in effect, and solely with respect to paragraphs 3 and 4 above, the federal laws of the United States of America, as currently in effect.

     2. I assume no obligation to supplement this opinion if, after the date hereof, any applicable laws change or I become aware of any facts that might change the opinions set forth herein.

     3. The opinions herein are limited to the matters set forth in this letter.
No other opinions should be inferred beyond the matters expressly stated herein.

     The opinions expressed in this letter may be relied upon solely by the addressees hereof solely with respect to the transactions described in the
Agreements, and may not be relied upon by any other person or entity, without my specific prior written consent.

                                        Sincerely,

                                        ----------------------------------------
                                        Greg Walker
                                        Managing Director

                                      C-1-3

                                   SCHEDULE A

Structured Asset Securities Corporation II
745 Seventh Avenue
New York, New York  10019

Standard & Poor's,
a division of The McGraw-Hill
Companies, Inc.
55 Water Street, 41st Floor
New York, New York  10041

Moody's Investors Services, Inc.
99 Church Street, 4th Floor
New York, New York  10041

Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019

UBS Securities LLC
1285 Avenue of the Americas, 11th Floor
New York, New York 10019

Banc of America Securities LLC
214 North Tryon Street
Charlotte, North Carolina 28255

LaSalle Bank National Association
135 South LaSalle Street,
Suite 1625
Chicago, Illinois 60603

                                     C-1-4

                                    EXHIBIT D

                                      NONE

                                      D-1